                      PEGASUS MEDIA & COMMUNICATIONS, INC.

                 THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT


                  This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") is dated as of July 22, 2003, and entered into by and among Pegasus Media & Communications, Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as administrative agent for the Lenders (in such capacity, the "Agent"), and is made with reference to that certain First Amended and Restated Credit Agreement dated as of January 14, 2000 (as amended, supplemented or otherwise modified to the date hereof, the "Credit Agreement"), by and among the Borrower, the Lenders, the Syndication Agent, the Agent, and the Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement as amended by Section 1.12 of this Amendment.

                                    RECITALS

                  WHEREAS, the parties hereto desire to amend certain of the terms and provisions of the Credit Agreement as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section  1.       AMENDMENTS TO THE CREDIT AGREEMENT

1.1      Amendments to Preamble
         ----------------------

         The Preamble to the Credit Agreement is hereby amended by deleting the reference to "Pegasus Communications Corporation" and substituting therefor "Pegasus Satellite Communications, Inc.".

1.2      Amendments to Article I:  General Terms
         ---------------------------------------

         A. Section 1.01(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                  (e) The Commitments (i) shall be automatically permanently reduced on March 31, 2001, and on each Quarterly Date and each other date thereafter set forth in either of the two tables below, with a final reduction on the Expiration Date, on each of which dates the Borrower shall, subject to Section 1.15, repay such amount of the aggregate Revolving Loans as shall cause the aggregate outstanding principal balance thereunder to be less than or equal to the Available Commitments, after giving effect to such reductions, and (ii) shall expire on the Expiration Date, when all outstanding principal and accrued interest on the Revolving Notes shall be due and payable in full. Prior to the Third Amendment Effective Date, such reductions of the Commitments shall be in the respective percentages of the original amount of the Commitments set forth in the table immediately below, without giving effect to any other mandatory or optional Commitment reductions:

          ----------------------------- -----------------------------
                                            Aggregate Percentage of
                                                   Automatic
                  Quarterly Dates             Permanent Reduction
          ----------------------------- -----------------------------

          ----------------------------- -----------------------------
            March 31, 2001                          2.50%
          ----------------------------- -----------------------------
            June 30, 2001                           2.50%
          ----------------------------- -----------------------------
            September 30, 2001                      2.50%
          ----------------------------- -----------------------------
            December 31, 2001                       2.50%
          ----------------------------- -----------------------------
            March 31, 2002                          3.75%
          ----------------------------- -----------------------------
            June 30, 2002                           3.75%
          ----------------------------- -----------------------------
            September 30, 2002                      3.75%
          ----------------------------- -----------------------------
            December 31, 2002                       3.75%
          ----------------------------- -----------------------------
            March 31, 2003                          6.25%
          ----------------------------- -----------------------------
            June 30, 2003                           6.25%
          ----------------------------- -----------------------------


         ; and on and after the Third Amendment Effective Date, such reductions of the Commitments shall occur on the dates and be in the respective amounts set forth in the table immediately below, without giving effect to any other mandatory or optional Commitment reductions occurring after the Third Amendment Effective Date:

          ----------------------------- -----------------------------
                                             Aggregate Automatic
                  Dates                      Permanent Reduction
          ----------------------------- -----------------------------

          ----------------------------- -----------------------------
            Third Amendment Effective           $59,999,000.00
            Date
          ----------------------------- -----------------------------
            September 30, 2003                  $12,172,000.00
          ----------------------------- -----------------------------
            December 31, 2003                   $13,690,800.00
          ----------------------------- -----------------------------
            March 31, 2004                      $13,690,800.00
          ----------------------------- -----------------------------
            June 30, 2004                       $13,690,800.00
          ----------------------------- -----------------------------
            September 30, 2004                  $13,690,800.00
          ----------------------------- -----------------------------
            October 31, 2004                    $13,690,800.00
          ----------------------------- -----------------------------


         B. Section 1.02 of the Credit Agreement is hereby amended by deleting paragraph (a)(i) thereof and inserting the following text in lieu thereof:

                  "(i) On and after the Third Amendment Effective Date, the Issuing Bank shall not issue any Letter of Credit if, after giving effect to the issuance thereof, (A) the Aggregate Exposure would exceed the aggregate Commitments then in effect or (B) the aggregate Letter of Credit Exposure would exceed $10,000,000.".

         C. Section 1.02 of the Credit Agreement is hereby amended by adding at the end of paragraph (a) thereof the following:

         "As of the Third Amendment Effective Date, all NRTC Letters of Credit issued hereunder prior to such date shall cease to be "Letters of Credit" hereunder.".

         D. Section 1.08(c) of the Credit Agreement is hereby amended (i) by deleting the text "in inverse order of maturity" in the first place where it appears and inserting in lieu thereof the text "in the order in which such reductions are scheduled to occur" and (ii) by deleting the text "in inverse order of maturity" in the second place where it appears and inserting in lieu thereof the text "in the order in which such installments are scheduled to be paid".

         E. Section 1.09(b) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "Until the Discharge of Parent Term Debt, in the event that Excess L/C Cash Collateral shall exceed $1,000,000 at any time, or in the event that the amount described in clause (b)(i) of the definition of "Excess L/C Cash Collateral" shall be $0, the Borrower shall immediately repay the Notes and/or the Commitments shall be automatically and permanently reduced in an aggregate amount equal to the amount of such Excess L/C Cash Collateral, as provided in Section 1.09(e). The Borrower shall give written notice of each such reduction within three Business Days after the date on which an Authorized Officer of the Parent or any of the Companies first obtains knowledge of such reduction.".

         F. Section 1.09(d)(i) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                  "(i) Prepayment of the Notes. Without limiting the obligation of the Borrower under Section 7.03 to obtain the consent of the Required Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees (A) two (2) Business Days prior to the occurrence of any Disposition other than a Disposition permitted under Section 7.03(f), to deliver to the Agent (in sufficient copies for each Lender) a statement, certified by an Authorized Officer of the Borrower and in reasonable detail, of the estimated amount of the Net Cash Proceeds of such Disposition and (B) that in the event such Disposition (other than a Disposition permitted under Section 7.03(f)) is completed, the Commitments shall be automatically reduced and/or the Notes shall be prepaid as follows and as provided in Section 1.09(e):

                           (1) on the date of such Disposition, in an aggregate
                  amount equal to 100% of the Net Cash Proceeds of such Disposition received by the Borrower or any of the Subsidiaries on the date of such Disposition; and

                           (2) thereafter, quarterly, on the date of the
                  delivery to the Agent pursuant to Section 6.05 hereof of the financial statements for each fiscal quarter or (if earlier) the date which is forty-five (45) days after the end of such fiscal quarter, to the extent the Borrower or any Subsidiary shall receive Net Cash Proceeds during such fiscal quarter under deferred payment arrangements or investments entered into or received in connection with any Disposition other than a Disposition permitted under Section 7.03(f), an amount equal to 100% of the aggregate amount of such Net Cash Proceeds, provided that if, prior to the date upon which the Borrower would otherwise be required to make a prepayment under this paragraph (2) with respect to any fiscal quarter, all such Net Cash Proceeds received in cash shall aggregate an amount that will require a prepayment of $250,000 or more under this paragraph (2) with respect to such fiscal quarter, then the Borrower shall immediately make a prepayment under this paragraph (2) in an amount equal to such required prepayment.".

         G. Section 1.09(d)(ii)(B) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                           "(B) Net Cash Proceeds in excess of $100,000,000 in
                  the aggregate are (1) held by the Agent in the Collateral Account pending such reinvestment in replacement assets pursuant to one or more Permitted Acquisitions or such application to make Capital Expenditures, in either of which events the Agent need not release such Net Cash Proceeds except upon presentation of evidence satisfactory to it that such Net Cash Proceeds are to be (or that an amount equal to such Net Cash Proceeds to be released was, after the date of the relevant Disposition) so reinvested or so applied to make Capital Expenditures, in either case in compliance with the provisions of this Agreement, (2) applied by the Borrower to the prepayment of the Revolving Notes, with such prepayment to be reflected in the Commitment Reserve, without permanent reduction of the Commitments in such amount (in which event the Borrower agrees to advise the Agent in writing at the time of such prepayment of Notes that such prepayment is being made from the proceeds of a Disposition) or (3) held and applied in any combination of clauses (1) and (2) above; and".

         H. Section 1.09(d)(ii)(C) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                           "(C) the Net Cash Proceeds from any such Disposition
                  referred to in subparagraph (ii)(B) above that occurred before March 3, 2003, are in fact so reinvested or so applied to make Capital Expenditures, in either case prior to the earlier to occur of (1) 180 days following the date of such Disposition, unless one or more definitive agreements with respect to such Permitted Acquisition(s) utilizing Net Cash Proceeds shall have been entered into within such period, or (2) in such event, 360 days following such Disposition, it being understood that, in the event Net Cash Proceeds from more than one Disposition are paid into the Collateral Account or applied to the prepayment of the Notes as provided in subparagraph (i)(1) above, such Net Cash Proceeds shall be deemed to be released in the same order in which such Dispositions occurred; and the Net Cash Proceeds from any such Disposition referred to in subparagraph (ii)(B) above that occurred on or after March 3, 2003, are in fact so reinvested or so applied to make Capital Expenditures at any time on or after March 3, 2003.".

         I. The last paragraph of Section 1.09(d) of the Credit Agreement is hereby amended by deleting the text "such Net Available Proceeds" and substituting therefor the text "Net Cash Proceeds from any such Disposition referred to in subparagraph (ii)(B) above that occurred before March 3, 2003,".

         J. Section 1.09 of the Credit Agreement is hereby amended by adding at the end thereof the following new Sections 1.09(g), 1.09(h) and 1.09(i):

                  "(g) Application of DBS Rights Litigation Proceeds. On each date on which the Borrower or any of its Affiliates receives any DBS Rights Litigation Proceeds,

                           (i) an aggregate amount of DBS Rights Litigation
                  Proceeds equal to the amount of out-of-pocket legal fees and expenses incurred by the Borrower and its Affiliates on or prior to such date in connection with the DBS Rights Litigation (the "DBS Rights Litigation Expenses"), may be retained by the Borrower and its Subsidiaries (other than the Finance Subsidiaries, the Special Purpose Subsidiary, and the Letter-of-Credit Subsidiary) and used for general corporate purposes;

                           (ii) the Borrower shall immediately repay the Term
                  Loans in an aggregate amount equal to the least of the amounts described in the following clauses (x), (y) and (z):

                                    (x) the excess of

                                            (I) the aggregate amount of DBS
                                            Rights Litigation Proceeds received
                                            by the Borrower and its Affiliates
                                            on or prior to such date over

                                            (II) the sum of (A) the aggregate
                                            amount of DBS Rights Litigation
                                            Expenses and (B) the aggregate
                                            amount of all repayments made prior
                                            to such date under this Section
                                            1.09(g)(ii),

                                    (y) the excess of

                                            (I) 50% of the excess of (A) the
                                            aggregate amount of Net DBS Rights
                                            Litigation Proceeds received by the
                                            Borrower and its Affiliates on or
                                            prior to such date over (B) the
                                            aggregate amount of DBS Rights
                                            Litigation Expenses paid after April
                                            2, 2003, over

                                            (II) the aggregate amount of all
                                            repayments made prior to such date
                                            under this Section 1.09(g)(ii), and

                                    (z) the excess of

                                            (I) $50,000,000 over

                                            (II) the aggregate amount of all
                                            repayments made prior to such date
                                            under this Section 1.09(g)(ii); and

                           (iii) any portion of the DBS Rights Litigation
                  Proceeds that remains after giving effect to the application of clauses (i) and (ii) above shall be retained by the Borrower and its Subsidiaries and used (A) until the Discharge of Parent Term Debt shall have occurred, by the Companies for Permitted Acquisitions or the acquisition, within 180 days of the receipt of such DBS Rights Litigation Proceeds (or, if one or more definitive agreements with respect to Permitted Acquisitions are entered into within such 180 day period, within 360 days following the receipt of such DBS Rights Litigation Proceeds), of tangible assets or the payment of other capitalized costs used or useful in the DBS Business or broadcast business of any Company and (B) after the Discharge of Parent Term Debt, for general corporate purposes.

                  Notwithstanding clause (ii) above, in the event that the Borrower or any of its Affiliates receives DBS Rights Litigation Proceeds in excess of the aggregate amount of DBS Rights Litigation Expenses at a time when a judgment shall not have been rendered or a settlement reached with respect to the Seamless Litigation, the Borrower may, at its election, deposit up to 10% of such excess DBS Rights Litigation Proceeds in a restricted collateral account of the Borrower (in which account the Agent shall have a first priority security interest) in lieu of making any prepayment of the Loans required under this Section 1.09(g), and shall be permitted, until the date which is 90 days (or 180 days, if the Agent elects in its sole discretion to extend such number of days) after receipt of such proceeds, to apply such amounts on deposit solely to pay any amount required to be paid by any Company to any person (other than the Borrower or any of its Affiliates) as a result of (and upon the occurrence of) a judgment with respect to, or settlement of, the Seamless Litigation; provided, however, that the Borrower shall not be permitted to elect to deposit amounts exceeding $4 million in the aggregate into such collateral account; and provided further, that if such amounts on deposit in such collateral account shall not have been so applied during such 90-day (or 180-day, if applicable) period, then such amounts shall thereupon immediately be required to be applied as set forth in clause (ii) above. All documentation with respect to such collateral account and any release of amounts therefrom shall be reasonably satisfactory to the Agent.

                  All DBS Rights Litigation Proceeds applied to the repayment of the Term Loans shall be allocated between the Initial Term Loans and the Incremental Term Loans pro rata according to the outstanding principal balance of such Term Loans at the time of such application (determined before giving effect to such application), and shall be applied to scheduled repayments of Term Loans within each such tranche in the order in which such repayments are scheduled to occur.

                  (h) Application of Proceeds of Dispositions Under Section 7.03(f). Without limiting the obligation of the Borrower under Section
         7.03 to obtain the consent of the Required Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees (A) two (2) Business Days prior to the occurrence of any Disposition permitted under Section 7.03(f), to deliver to the Agent (with sufficient copies for each Lender) a statement, certified by an Authorized Officer of the Borrower and in reasonable detail, of the estimated amount of the Net Cash Proceeds of such Disposition and (B) that in the event such Disposition is completed, the Term Loans shall be repaid as follows:

                           (1) on the date of such Disposition, in an aggregate
                  amount equal to two-thirds of the Net Cash Proceeds of such Disposition received by the Borrower or any of the Subsidiaries on the date of such Disposition; and

                           (2) thereafter, quarterly, on the date of the
                  delivery to the Agent pursuant to Section 6.05 hereof of the financial statements for each fiscal quarter or (if earlier) the date which is forty-five (45) days after the end of such fiscal quarter, to the extent the Borrower or any Subsidiary shall receive Net Cash Proceeds during such fiscal quarter under deferred payment arrangements or investments entered into or received in connection with any Disposition permitted under Section 7.03(f), an amount equal to two-thirds of the aggregate amount of such Net Cash Proceeds, provided that if, prior to the date upon which the Borrower would otherwise be required to make a prepayment under this paragraph (2) with respect to any fiscal quarter, all such Net Cash Proceeds received in cash shall aggregate an amount that will require a prepayment of $250,000 or more under this paragraph (2) with respect to such fiscal quarter, then the Borrower shall immediately make a prepayment under this paragraph (2) in an amount equal to such required prepayment.

                  All such amounts applied to the repayment of the Term Loans shall be allocated between the Initial Term Loans and the Incremental Term Loans pro rata according to the outstanding principal balance of such Term Loans at the time of such application (determined before giving effect to such application), and shall be applied to scheduled repayments of Term Loans within each such tranche in the order in which such repayments are scheduled to occur. The portion of the Net Cash Proceeds of Dispositions permitted under Section 7.03(f) that is not required to be applied to the repayment of the Term Loans shall be retained by the Borrower to be used by the Companies for general corporate purposes of the Companies.

                  (i) Global Litigation Settlement. Upon the date on which any Global Litigation Settlement becomes binding on one or more Affiliates of the Borrower, the Borrower shall prepay in full all of the Loans and other Obligations, and all of the Commitments shall terminate.".

1.3      Amendment to Article II:  Security; Subordination; Use of Proceeds
         ------------------------------------------------------------------

         A. Sections 2.01(a)(i) and 2.01(a)(ii) are hereby amended by inserting the text ", the Letter-of-Credit Subsidiary and South Plains DBS (so long as South Plains DBS is not a Material Subsidiary)" immediately following each reference to "Special Purpose Subsidiary".

         B. Section 2.01(a) of the Credit Agreement is hereby further amended
(i) by deleting the "and" at the end of clause (v) thereof, (ii) by deleting the "." at the end of clause (vi) thereof and substituting therefor ";" and
(iii) by adding the following new clause (vii) and (viii):

                  "(vii) a first priority perfected security interest in the Borrower Collateral Account (as defined in the Parent Term Loan Documents as in effect on the Third Amendment Effective Date), which account shall contain all dividends, distributions, and interest and principal payments paid by the Borrower to the Parent at any time after the Agent has notified the Parent of its election to exercise the Agent's rights under Section 3(b) of the Pledge Agreement, and which security interest shall rank prior to the second-priority security interest in such Borrower Collateral Account in favor of the agent and lenders under the Parent Term Loan Documents and any Replacement Parent Term Debt; and

                  (viii) a second priority perfected security interest in all other assets of the Parent (other than those assets in which the Agent is required under this Agreement to have a first priority perfected security interest) that are subject from time to time to any security interest in favor of the agent and lenders under the Parent Term Loan Documents and any Replacement Parent Term Debt, which security interest
         (I) shall be junior to no liens other than the lien in favor of the agent and lenders under the Permitted Parent Term Debt and (II) shall, upon the release or termination of the lien in favor of such agent and lenders, be terminated and released, except that if the foregoing provision would otherwise cause the release of such security interest to occur during the continuance of a Default, such security interest in favor of the Agent for the benefit of the Lenders shall not terminate or be released and shall remain continuously perfected and become a first priority perfected security interest.".

         C. Section 2.01(c) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

         "All agreements and instruments described or contemplated in this
         Section 2.01, including but not limited to the Parent Guaranty, the Parent Pledge Agreement, the Borrower Security Agreement, the Subsidiary Agreement, the Collateral Assignments, the Affiliate Subordination Agreement, the Intercreditor Agreement and the Collateral Account Agreement, together with any and all other agreements and instruments heretofore or hereafter securing the Notes, the Rate Hedging Obligations and the other Obligations or otherwise executed in connection with this Agreement, as such agreements or instruments are amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, are sometimes hereinafter referred to collectively as the "Security Documents" and each individually as a "Security Document".".

         D. Section 2.02 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting therefor the following:

         "The proceeds of the Loans shall be used (a) to repay all existing Indebtedness under the Original Agreement, including accrued interest and fees; (b) for distributions to the Parent permitted under Sections 5.04(b)(v), (vi) and (vii); (c) to repay existing Indebtedness of DTS under the DTS Credit Agreement; (d) solely with respect to periods prior to the Third Amendment Effective Date, to repurchase or redeem the Original Subordinated Notes; (e) to support the issuance of Letters of Credit; (f) on the Third Amendment Effective Date, to the extent permitted under Section 5.04(b)(vi)(C), to fund a portion (not exceeding (x) $17,000,000, in the event $100,000,000 in principal amount of the Parent Term Loans are borrowed on the Third Amendment Effective Date, and (y) $10,000,000, otherwise) of the Initial L/C Capitalization; (g) for working capital, Capital Expenditures and general corporate purposes of the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary, the Letter-of-Credit Subsidiary and South Plains DBS); and (h) subject to availability, to finance Permitted Acquisitions, including Transaction Costs. In no event shall any proceeds of the Loans be applied after the Third Amendment Effective Date to make Restricted Payments that are used as cash collateral for Indebtedness of the Parent or any of its Affiliates (other than the Companies), other than cash collateral for Permitted Parent Term Debt on the terms sets forth in the Parent Term Loan Documents as in effect on the Third Amendment Effective Date.".

1.4      Amendment to Article III:  Conditions of Making the Loans
         ---------------------------------------------------------

         Section 3.03 of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 3.03(d):

                  "(d) For any requested Loan on or after the Third Amendment Effective Date, prior to giving effect to such Loan and after giving pro forma effect to such Loan, the aggregate amount of Unrestricted Cash of the Borrower and its Subsidiaries shall not exceed $20,000,000 plus the NRTC Installment Amount as of such date. Each Loan Request shall set forth (1) the aggregate amount of Unrestricted Cash as of the end of the preceding Business Day, and (2) a schedule prepared by the Borrower setting forth the Borrower's good faith estimate of the amount of the next payment required to be made by the Companies to the NRTC under the NRTC Member Agreements, together with a certificate of the Borrower certifying that the estimate in such schedule is made in good faith, based on assumptions believed by the Borrower to be reasonable.".

1.5      Amendment to Article IV:  Representations and Warranties
         --------------------------------------------------------

         A. Section 4.01 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraphs:

                  "Since January 1, 2001, each of Pegasus Communications Corporation, the Parent and the Borrower has duly filed all forms, reports, schedules, proxy statements and documents required to be filed by it with the SEC. True and correct copies of all filings made by Pegasus Communications Corporation, the Parent or the Borrower with the SEC since such date and prior to the date hereof (the "SEC Reports"), whether or not required by law and including any registration statement filed by Pegasus Communications Corporation, the Parent or the Borrower under the Securities Act, have been either made available or are publicly available to the Agent. As of their respective dates, the SEC Reports (other than preliminary material) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and none of the SEC Reports, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No other Person included in the Companies is subject to periodic reporting requirements of the Exchange Act or is otherwise required to file documents with the SEC or comparable Governmental Entity or any national securities exchange or quotation service.

                  The audited consolidated financial statements of each of Pegasus Communications Corporation, the Parent and the Borrower for the year ended December 31, 2002, and the audited and unaudited consolidated financial statements of Pegasus Communications Corporation, the Parent and the Borrower included (or incorporated by reference) in the SEC Reports (the "Financial Statements") comply when filed as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto and were prepared in accordance with GAAP (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Pegasus Communications Corporation and its Subsidiaries, the Parent and its Subsidiaries or the Borrower and its Subsidiaries, as the case may be, as of their respective dates, and the consolidated income, stockholders equity, results of operations and changes in consolidated financial position or cash flows for the periods presented therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments. The books and records of each of Pegasus Communications Corporation, the Parent and the Borrower and each of their respective Subsidiaries accurately reflect in all material respects, the transactions and accounts of such Persons. As of the Third Amendment Effective Date, Pegasus Communications Corporation has no Indebtedness other than its Series D and Series E preferred stock.".

         B. Section 4.06 of the Credit Agreement is hereby amended by adding at the end thereof the following:

         "Each of the Companies, the Parent and Pegasus Communications Corporation has devised and maintains systems of internal accounting controls sufficient to provide reasonable assurances, that (i) all material transactions are executed in accordance with management's general or specific authorization, (ii) all material transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP consistently applied or any other criteria applicable to such statements, (iii) access to the property and assets of any of the Companies, the Parent or Pegasus Communications Corporation, as the case may be, is permitted only in accordance with management's general or specific authorization and (iv) the recorded amounts for items is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.".

         C. Section 4.15 of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 4.15(f):

                  "(f) All of the foregoing representations and warranties contained in this Section 4.15 shall apply to the Parent and Pegasus Communications Corporation as though they were "Companies" under this Agreement.".

         D. Section 4.16 of the Credit Agreement is hereby amended by adding at the end thereof the following:

         "Except (i) for liabilities incurred in connection with the Parent Term Loan Agreement (as in effect on the Third Amendment Effective Date) or the transactions contemplated thereby, (ii) as disclosed by the SEC Reports or (iii) as set forth in Schedule 4.01, 4.02, 4.04, 4.05, 4.11, 4.13, 4.16, 4.17 or 4.20 to the Parent Term Loan Agreement (as in effect on the Third Amendment Effective Date), since December 31, 2002,
         (A) none of the Companies, the Parent or Pegasus Communications Corporation has suffered any change, condition, event or development that has had, or could reasonably be expected to have, a Material Adverse Effect, (B) each of the Companies, the Parent and Pegasus Communications Corporation has conducted in all material respects its respective business only in the ordinary course consistent with past practice, except for the negotiation and execution and delivery of the Parent Term Loan Agreement and (C) no Company or the Parent has (i) incurred any Indebtedness or Guarantee, (ii) granted any Lien to any Person, (iii) made any Restricted Payment or Investment or (iv) entered into any transaction (including any merger or consolidation) with any Person, except, in each case, as would be permitted under this Agreement and the Parent Term Loan Agreement.".

         E. Article IV of the Credit Agreement is hereby amended by adding at the end thereof the following new Sections 4.29 and 4.30:

                  "Section 4.29. Parent Term Loans.
                  --------------------------------

                  The execution, delivery and performance of the Parent Transaction Documents (including, without limitation, the Intercreditor Agreement) and the definitive documentation (the "L/C Facility Documents") for the Indebtedness of the Letter of Credit Subsidiary permitted pursuant to Section 7.01(o) have been duly authorized by all necessary corporate action on the part of, and are within the respective corporate power of, the Parent and each Affiliate of the Borrower that is a party thereto and (subject to obtaining the consents specified in Schedule 4.04 to the Parent Term Loan Agreement (as in effect on the Third Amendment Effective Date)) will not violate any provision of law (including without limitation the Communications Act of 1934, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA, the Copyright Office and the rules and regulations of NASDAQ), any order, judgment or decree of any court or other agency of government, the Organizational Documents of Pegasus Communications Corporation, the Parent or any Company or any indenture, agreement or other instrument to which any Company, the Parent or Pegasus Communications Corporation is a party, or by which any Company, the Parent or Pegasus Communications Corporation is bound (including without limitation the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, the Subordinated Debt Documents, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes and any DBS Agreement), or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Company, the Parent or Pegasus Communications Corporation pursuant to, any such indenture, agreement or instrument. Each of the Parent Transaction Documents constitutes the valid and binding obligation of each of the Parent and Pegasus Communications Corporation party thereto, and each of the L/C Facility Documents constitutes the valid and binding obligation of the Letter-of-Credit Subsidiary, in each case enforceable against such party in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

                  Section 4.30. Immaterial Affiliates.
                  ------------  ---------------------

                  Except for management services provided by the Manager to the Parent and the Companies and assets owned and activities incidental or related thereto, no Immaterial Affiliate owns any material assets, conducts any material business or is the obligor under any other material Indebtedness. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not be deemed to make any of the representations contained in this Section 4.30 on any date after the Discharge of Parent Term Debt.".

1.6      Amendments to Article V:  Financial Covenants
         ---------------------------------------------

         A. Section 5.01(b) is hereby amended by deleting the first sentence of such Section (up to but not including the table contained therein) and substituting therefor the following:

                  "(b) Borrower Leverage. At all times during each of the periods set forth below, maintain a ratio of (i) prior to September 30, 2003, Total Funded Debt to Annualized EBITDA (for the most recently ended fiscal quarter) and (ii) on or after September 30, 2003, Total Funded Debt to LTM EBITDA (for the most recently ended fiscal quarter) (the applicable ratio referred to in clause (i) or (ii) being the "Borrower Leverage Ratio"), of not more than the following:".

         B. Section 5.01(b) is hereby further amended by replacing the portion of the table contained therein applying to periods ending on or after June 30, 2003, with the following:

         "June 30, 2003 through September 29, 2004          2.00:1.00
         September 30, 2004 and thereafter                  1.50:1.00".

         C. Section 5.01(b) is hereby further amended by deleting the last sentence of such Section and substituting therefor the following:

         "For purposes of this covenant, Annualized EBITDA and LTM EBITDA shall each be determined on a pro forma basis after giving effect to all Acquisitions and Dispositions made by the Companies at any time during the applicable fiscal periods, in each case as if such Acquisitions and Dispositions had occurred at the beginning of such fiscal period and calculated in a manner reasonably satisfactory to the Agent.".

         D. Section 5.01(c) is hereby amended by adding at the end thereof the following:

         "Notwithstanding the foregoing, the covenant contained in this Section 5.01(c) shall not apply to periods ending after June 30, 2003.".

         E. Section 5.02 is hereby amended by deleting such Section (up to but not including the table contained therein) and substituting therefor the following:

                  "Section 5.02. Interest Coverage. Maintain a ratio of (i) for each fiscal quarter ending prior to September 30, 2003, and set forth in the table below, EBITDA to Total Interest Expense, and (ii) for each fiscal quarter ending on or after September 30, 2003, and set forth in the table below, LTM EBITDA to Total Interest Expense (for the period of four (4) fiscal quarters ending at the end of such fiscal quarter) (the applicable ratio referred to in clause (i) or (ii) being the "Interest Coverage Ratio"), not less than the correlative ratio indicated below:".

         F. Section 5.03 is hereby amended by deleting such Section (up to but not including the table contained therein) and substituting therefor the following:

                  "Section 5.03 Fixed Charge Coverage. Maintain a ratio of (i) for each fiscal quarter indicated below ending prior to September 30, 2003, Annualized EBITDA to Fixed Charges (for the period of four (4) fiscal quarters ending at the end of such fiscal quarter, with "Fixed Charges" solely for purposes of this clause (i) being used as defined in this Agreement prior to the Third Amendment Effective Date), and
         (ii) for each fiscal quarter indicated below ending on or after September 30, 2003, LTM EBITDA to Fixed Charges (for the period of four
         (4) fiscal quarters ending at the end of such fiscal quarter) (the applicable ratio referred to in clause (i) or (ii) being the "Fixed Charge Coverage Ratio"), of at least the following:".

         G. Section 5.04(a) of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following new proviso:

         "provided further, however, that from the Third Amendment Effective Date until the Discharge of Parent Term Debt, such payments shall not exceed, during any period of twelve (12) consecutive months, the lesser of (x) the actual cost of providing management and administrative support services to the Companies (other than the Special Purpose Subsidiary) for such period and (y) 120% of the Management Fees paid to the Manager for the 12 month period immediately preceding such period".

         H. Section 5.04(b) of the Credit Agreement is hereby amended by deleting subdivisions (iv), (vi) and (vii) thereof in their entirety and substituting therefor the following new subdivisions (iv), (vi) and (vii), respectively:

                  "(iv) The Borrower may (A) prior to the Third Amendment Effective Date, make Restricted Payments permitted under this Agreement as in effect on the date of the relevant Restricted Payment, and (B) after the Third Amendment Effective Date, but no later than 33 days after the Third Amendment Effective Date, redeem the entire outstanding principal amount of Original Subordinated Notes (and repay all other amounts owed thereon) solely with the proceeds of the Parent Term Loans and/or cash on hand of the Parent, in each case contributed by the

         Parent on the Third Amendment Effective Date to the equity of the Borrower, provided that no Default shall exist as of the date of any such payment or redemption or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).".

                  "(vi) The Borrower may (A) on or after the Third Amendment Effective Date, pay annual, semi-annual or quarterly dividends or distributions to the Parent solely for the purpose of financing regularly scheduled payments of interest (but not prepayments) due and payable in cash within two Business Days of the date of such dividend or distribution under the Permitted Parent High-Yield Debt and the Permitted Parent Term Debt, (B) after the Third Amendment Effective Date, make payments of accrued interest on Indebtedness referenced in clause (A) at the time such Indebtedness is refinanced or replaced by Replacement Parent High-Yield Debt or Replacement Parent Term Debt, as the case may be, to the extent such accrued interest would otherwise have been payable in cash on a date prior to the maturity of such debt as a regularly scheduled payment of interest pursuant to clause (A), and (C) on the Third Amendment Effective Date, make the Initial L/C Capitalization; in each case provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05); and provided further, that the Borrower shall cause the Letter-of-Credit Subsidiary to use all of the proceeds of the Initial L/C Capitalization as cash collateral to secure Indebtedness permitted under Section 7.01(o).".

                  "(vii) In addition to the foregoing, the Borrower may pay further dividends or distributions to the Parent from time to time, and make no more than $20,000,000 of advances or capital contributions to the Letter-of-Credit Subsidiary from time to time in addition to the Initial L/C Capitalization from sources other than proceeds of Revolving Loans, provided that in any such case (i) no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05), (ii) the aggregate amount of such advances or capital contributions to the Letter-of-Credit Subsidiary in addition to the Initial L/C Capitalization shall in no event exceed the sum of (x) the aggregate amount of all cash equity contributions made to the Borrower (other than from DBS Rights Litigation Proceeds, from Patent Litigation Proceeds to the extent such proceeds are required to be reimbursed to the Borrower pursuant to clause (s)(ii)(A) of Article VIII, from proceeds of a Disposition of assets of the Borrower or any of its Subsidiaries or from equity contributions made as provided under
         Section 5.04(b)(iv) above or, without duplication, from proceeds of the Parent Term Loans) after the Third Amendment Effective Date and identified concurrently with the making thereof in writing by the Borrower as equity contributions to the Letter-of-Credit Subsidiary to provide cash collateral for letters of credit and (y) $10,000,000, and
         (iii) the aggregate amount of all such dividends or distributions paid to the Parent, all payments to the Parent to finance PCC Preferred Stock Dividends and all such advances or capital contributions made to the Letter-of-Credit Subsidiary, in each case from and after the Third Amendment Effective Date, minus the aggregate amount of all cash equity contributions made to the Borrower (other than from DBS Rights Litigation Proceeds, from Patent Litigation Proceeds to the extent such proceeds are required to be reimbursed to the Borrower pursuant to clause (s)(ii)(A) of Article VIII, from proceeds of a Disposition of assets of the Borrower or any of its Subsidiaries or from equity contributions made as provided under Section 5.04(b)(iv) above or, without duplication, from proceeds of the Parent Term Loans) after the Third Amendment Effective Date shall not exceed $50,000,000; provided, further, that so long as the Discharge of Parent Term Debt shall not have occurred, the aggregate amount of all Restricted Payments consisting of dividends or distributions to the Parent from and after April 2, 2003 pursuant to this Section 5.04(b)(vii) for the purpose of
         (x) purchasing, redeeming or making principal or any other payments to or on account of any Indebtedness or Equity Securities of the Parent or Pegasus Communications Corporation or (y) making accrued or current dividend payments on any Equity Securities of the Parent or Pegasus Communications Corporation shall not exceed $50,000,000 in the aggregate.".

         I. Section 5.04(b)(v) of the Credit Agreement is hereby amended by adding immediately after the "." at the end thereof the following sentence:

         "Notwithstanding anything to the contrary contained in this Section 5.04(b)(v), after the Third Amendment Effective Date, no Restricted Payments shall be made pursuant to this Section 5.04(b)(v) to the extent the making of such Restricted Payment would constitute an "Event of Default" under the documentation for Permitted Parent Term Debt.".

         J. Section 5.04(b) of the Credit Agreement is hereby further amended by inserting at the end thereof the following new subdivision (ix):

                  "(ix) The Borrower may pay dividends or distributions to the Parent from time to time solely for the purpose of funding out-of-pocket legal fees and expenses incurred in connection with (1) the litigation encaptioned Pegasus Development Corporation et al. v. DirecTV Inc. et al., pending in the United States District Court for the District of Delaware, and any appeals thereof (the "Patent Litigation") and (2) the litigations involving the NRTC or DirecTV as named parties that are reasonably related to the enforcement or interpretation of the Companies' DBS Rights, including the consolidated cases encaptioned Pegasus Satellite Television Inc. et. al. v. DirecTV Inc., et al. pending in the United States District Court for the Central District of California, any and all other arbitral or judicial proceedings involving DirecTV and/or any of its Affiliates, on the one hand, and the Borrower and/or any of its Affiliates and/or the NRTC, on the other hand, that are reasonably related to the foregoing, and any appeals thereof (collectively, the "DBS Rights Litigation," and, collectively with the Patent Litigation, the "Litigation"), in an aggregate amount after the Third Amendment Effective Date not to exceed the lesser of (x) the actual out-of-pocket legal fees and expenses incurred by the Companies, Pegasus Communications Corporation or any of its Subsidiaries other than the Companies in connection with the Litigation after the Third Amendment Effective Date and (y) $22,000,000; provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).".

         K. Section 5.04(b) of the Credit Agreement is hereby further amended by adding at the end thereof (after the new subdivision (ix)) the following new sentence:

                  "Notwithstanding anything in this Section 5.04(b) to the contrary, the Restricted Payments described in clauses (iv), (v), (vi),
         (vii), (viii) and (ix) of this Section 5.04(b) shall be permitted to be made under this Section 5.04 only to the extent the entire amount of each such Restricted Payment is applied as promptly as possible (and in any event no later than two Business Days after such Restricted Payment is made by the Borrower) to the purpose specified in the relevant clause.".

         L. Article V of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 5.05:

                   "Section 5.05. Maximum Average Monthly Churn. As of the last day of each fiscal quarter commencing with the fiscal quarter ending September 30, 2003, maintain an Average Monthly Churn for the period of twelve months ending on such date not exceeding 2.25%.".

1.7      Amendments to Article VI:  Affirmative Covenants
         ------------------------------------------------

         A. Section 6.02 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph (j):

                  "(j) Maintain at all times during the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, an aggregate of at least $25,000,000 in key man life insurance insuring Marshall W. Pagon by a financially sound and reputable insurer and include such insurance in the certification and Compliance Report referred to in Section 6.02(a).".

         B. Section 6.04(b)(ii) of the Credit Agreement is hereby amended by deleting such Section 6.04(b)(ii) in its entirety and substituting therefor the following:

         "(ii) any alleged default with respect to, or redemption or acceleration or other action under, the Parent Term Loan Documents, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes, the Subordinated Debt Documents, the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, any Replacement Parent High-Yield Debt, any Replacement Parent Term Debt, any material Acquisition Agreement, any Indebtedness of the Letter-of-Credit Subsidiary or any evidence of material Indebtedness of the Parent or any Company or any mortgage, indenture or other agreement relating thereto; ".

         C. Section 6.04 of the Credit Agreement is hereby further amended (i) by deleting the "or" at the end of clause (d) thereof and (ii) by inserting immediately before the "." at the end of such Section 6.04 the following:

         "; or (f) any transaction with any Affiliate other than (i) transactions solely among the Companies otherwise permitted under this Agreement, (ii) in the case of the Companies only, transactions for the payment of permitted Management Fees and the License Agreements as in effect on the Third Amendment Effective Date and (iii) transactions for Restricted Payments permitted under Section 5.04".

         D. Section 6.05(b) of the Credit Agreement is hereby amended by adding immediately prior to the ";" at the end thereof the following:

         ", and to include, in the case of both the Companies' and PCC's financial statements delivered after the Third Amendment Effective Date, a narrative report describing the operations of the Companies and PCC, as the case may be, similar in scope and detail to the "management's narrative analysis of results of operation" required under General Instruction I to SEC Form 10-K and General Instruction H to SEC Form 10-Q, for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter".

         E. Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of Section 6.05(l), (ii) renumbering Section 6.05(m) as Section 6.05(o) and (iii) adding immediately after Section 6.05(l) the following new Sections 6.05(m) and 6.05(n):

                  "(m) To be delivered to the Agent, no later than the fifth Business Day of each fiscal quarter after the Third Amendment Effective Date, a report setting forth (1) the aggregate amount of the letters of credit issued in favor of the NRTC on behalf of the Borrower and each of its Affiliates (including, without limitation, the Letter-of-Credit Subsidiary) and (2) the amount of each of the "Wholesale Invoices" (as defined in the relevant NRTC Member Agreement) delivered to the Borrower or such Subsidiary during the six months most recently ended prior to the date when such report is required to be delivered;

                  (n) Promptly upon their becoming available, and in any event within 45 days after the end of each month, copies of the monthly executive package materials substantially in the form delivered to the agent under the Parent Term Loan Agreement on or prior to the effective date of such agreement delivered by the Parent or any Company to its management; and".

         F. Section 6.08 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "Without limiting the generality of the foregoing, not more than 30 days after the Third Amendment Effective Date, the Borrower shall deliver to the Agent (i) a report setting forth a list of all real property assets (including leasehold interests) acquired or disposed of since the Closing Date, in detail reasonably satisfactory to the Agent, and (ii) all information, documents and instruments with respect to existing real property collateral for the Loans as the Agent may reasonably request to the Borrower on or prior to the date that is 5 Business Days after the Third Amendment Effective Date."

         G. Article VI of the Credit Agreement is hereby amended by adding at the end thereof the following new Sections 6.12, 6.13 and 6.14:

                  "Section 6.12.  Security Document Supplements.
                   ------------   -----------------------------

                  (a) Commercial Tort Claims. Upon the request of the Agent, the Borrower shall, and shall cause its relevant Subsidiaries to, execute, deliver and/or file or record such additional Security Documents as the Agent shall deem necessary or advisable from time to time to maintain, create and perfect a first priority security interest in favor of the Agent in any "commercial tort claims" (as defined in the Uniform Commercial Code) arising out of the Litigation.

                  (b) Deposit Accounts. Upon the request of the Agent, the Borrower shall, and shall cause its relevant Subsidiaries and the relevant depository financial institutions, to execute, deliver and/or file or record such additional Security Documents as the Agent shall deem necessary or advisable from time to time to maintain, create and perfect a first priority security interest in favor of the Agent in all "deposit accounts" (as defined in the Uniform Commercial Code) of the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary and the Letter-of-Credit Subsidiary) in existence on the Third Amendment Effective Date and all after-acquired deposit accounts in which the Borrower or any of its Subsidiaries (other than the Special Purpose Subsidiary and the Letter-of-Credit Subsidiary) maintains a balance in excess of $50,000.00; provided, however, that no mandatory cash sweeps shall be required at any time when no Event of Default has occurred and is continuing; and provided further that the Borrower and its Subsidiaries shall, within 45 days after the Third Amendment Effective Date, deliver control agreements in form and substance satisfactory to the Agent and the relevant depository financial institutions and signed by the respective account holder and depository financial institution with respect to all deposit accounts of the Borrower and its Subsidiaries (other than the Special Purpose Subsidiary and the Letter-of-Credit Subsidiary) in existence on the Third Amendment Effective Date. After the Third Amendment Effective Date, the Borrower and its Subsidiaries shall not open any deposit account (other than any account relating to the operation of a Station in which the balance does not exceed $50,000.00) unless the Borrower shall have delivered to the Agent a control agreement in form and substance satisfactory to the Agent and the relevant depository financial institutions and signed by the respective account holder and depository financial institution with respect to such deposit account.

                  Section 6.13.  Maintenance of Corporate Identity.
                  ------------   ---------------------------------

                  Operate its businesses, and will cause its Subsidiaries to operate their respective businesses, and maintain their records, independently from any Person (a "Control Entity") that, directly or indirectly, is in control (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of any Company and independently from any Subsidiary of such Company; and each Company will maintain bank accounts separate from the bank accounts of each Control Entity or Subsidiary of such Company and act solely in its own corporate name and through its own authorized officers and agents. Without limiting the generality of the foregoing, the Borrower shall also:

                           (A) maintain its own separate books and records and
                  bank accounts and not permit any Affiliate independent access to such bank accounts;

                           (B) at all times hold itself out to the public and
                  all other Persons as a legal entity separate from Pegasus Communications Corporation, the Parent, any other Company and any other Person;

                           (C) have a Board of Directors separate from (but
                  which may include members in common with) that of Pegasus Communications Corporation, the Parent, any other Company and any other Person;

                           (D) file its own tax returns, if any, as may be
                  required under applicable law, to the extent that it is (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

                           (E) not commingle its assets with assets of any other
                  Person and hold all of its assets in its own name;

                           (F) conduct its business in its own name and strictly
                  comply with all organizational formalities to maintain its separate existence;

                           (G) maintain separate financial statements;

                           (H) pay its own liabilities and expenses only out of
                  its own funds;

                           (I) allocate fairly and reasonably any overhead for
                  shared office space;

                           (J) use separate invoices and checks;

                           (K) correct any known misunderstanding regarding its
                  separate identity;

                           (L) maintain adequate capital in light of its
                  contemplated business purposes, transactions and liabilities;

                           (M) cause its Board of Directors to act pursuant to
                  written consent and keep minutes of such actions and observe all other general corporation formalities; and

                           (N) cause the officers, agents and other
                  representatives of the Borrower to act at all times with respect to the Borrower consistently with, and in furtherance of, the foregoing and in the best interests of the Borrower.

                  Section 6.14.  Immaterial Affiliates.
                  ------------   ---------------------

                  Except for management services provided by the Manager to the Parent and the Companies and assets owned and activities incidental or related thereto, ensure that, during the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, none of the Immaterial Affiliates acquires any material assets, conducts any material business or incurs any material Indebtedness or other liabilities.".

1.8      Amendments to Article VII:  Negative Covenants
         ----------------------------------------------

         A. Section 7.01(f) of the Credit Agreement is hereby amended by inserting the phrase "(other than the Letter-of-Credit Subsidiary and South Plains DBS)" immediately following the reference to "Subsidiaries".

         B. Section 7.01 of the Credit Agreement is hereby amended (i) by deleting the word "and" at the end of Section 7.01(m), (ii) by deleting the "." at the end of Section 7.01(n) and substituting therefor "; and", and (iii) by adding at the end thereof the following new Section 7.01(o) and the following additional paragraph:

                  "(o) Indebtedness of the Letter-of-Credit Subsidiary in the form of its reimbursement obligations with respect to, and its obligations to pay fees and expenses and make indemnity payments (to the extent required) with respect to, letters of credit issued on or after the Third Amendment Effective Date by one or more Persons in favor of the NRTC as beneficiary, and under agreements, documents, and instruments entered into between the Letter-of-Credit Subsidiary and such Persons in connection with such letters of credit, all of which must be satisfactory in form and substance to the Agent in its reasonable discretion; provided that the aggregate amount of such Indebtedness outstanding at any time shall not exceed the value at such time of the cash collateral pledged by the Letter-of-Credit Subsidiary to such Persons in accordance with Section 7.02(j).

                  Notwithstanding anything in this Section 7.01 to the contrary, in no event shall the Borrower become or remain liable with respect to intercompany Indebtedness to the Parent.".

         C. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of Section 7.02(g), (ii) deleting the "." at the end of Section 7.02(h) and substituting therefor ";" and (iii) adding immediately after Section 7.02(h) the following new Sections 7.02(i) and 7.02(j):

                  "(i) liens in favor of the agent and lenders under the Permitted Parent Term Debt on the capital stock of the Borrower and the other collateral pledged under the Parent Term Loan Documents and any documents evidencing Permitted Parent Term Debt, in each case so long as such liens are subject to the terms of the Intercreditor Agreement; and

                  (j) liens on the assets of the Letter-of-Credit Subsidiary, including L/C Subrogation Rights, securing Indebtedness permitted under
         Section 7.01(o); provided, that the value of the collateral securing such Indebtedness (exclusive of L/C Subrogation Rights) may not at any time exceed 105% of the amount of such Indebtedness.".

         D. Section 7.03(e) of the Credit Agreement is hereby amended by inserting the phrase "prior to the Third Amendment Effective Date" immediately following the reference to "The Disposition".

         E. Section 7.03 of the Credit Agreement is hereby further amended by adding at the end thereof the following new paragraph (f):

                  "(f) The Disposition of any broadcast properties listed on
         Schedule 7.03(f); provided, however, that (i) the selling Subsidiaries shall have received payment in cash or cash equivalents of at least eighty-five percent (85%) of gross proceeds from any such disposition of assets, (ii) all rights of the Companies under any escrow or similar agreements entered into in connection with like-kind exchanges under
         Section 1031 of the Code shall have been collaterally assigned to the Agent pursuant to documentation satisfactory to the Agent and (iii) the Borrower shall have complied with the provisions of Section 1.09(h).".

         F. Section 7.04(a) of the Credit Agreement is hereby amended (i) by deleting the "and" immediately following the reference to "Section 7.09" and substituting therefor "," and (ii) by inserting immediately following the reference to "Permitted Acquisition" the following:

         "and (iv) the formation of a new Subsidiary (the "Letter-of-Credit Subsidiary") that shall engage in no business or activity, and shall have no assets or liabilities, at any time other than (x) cash and Cash

         Equivalents from Restricted Payments permitted under Section 5.04(b)(vi) or Section 5.04(b)(vii) and L/C Subrogation Rights, (y) Indebtedness permitted under Section 7.01(o) secured by liens on its assets permitted under Section 7.02(j), and (z) related obligations under agreements, documents and instruments that are incidental to and required for the foregoing and are satisfactory in form and substance to the Agent in its reasonable discretion".

         G. Section 7.12 of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following:

         "; and, during the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, except (a) for transactions solely among the Companies, (b) for the payment of permitted Management Fees and the License Agreements as in effect on the Third Amendment Effective Date, (c) for Restricted Payments permitted under Section
         5.04 and (d) for Permitted Cost Sharing Transactions (as defined in the Parent Term Loan Agreement), enter into any transaction, including, without limitation, the purchase, sale or exchange of property or assets or the rendering or accepting of any service, with or to any Affiliate of any Company unless the Borrower delivers to the Agent an acceptable appraisal or an opinion as to the fairness to such Company from a financial point of view issued by an unaffiliated third party investment banking firm or appraisal firm of national standing with respect to any such transaction or series of related transactions involving aggregate consideration in excess of $5,000,000".

         H. Section 7.13 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraphs (g), (h), (i) and (j):

                  "(g) Amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of any of the Parent Term Loan Documents or any documents governing any Replacement Parent Term Debt, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of the Parent Term Loans or any Replacement Parent Term Loan Debt, in each case, if the effect thereof would be to (i) change to earlier dates the dates on which any payments of principal or interest are due thereon, (ii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, (iii) change any event of default with respect thereto (other than to eliminate or waive any such event of default or to increase any grace period with respect thereto), (iv) change the redemption, prepayment or defeasance provisions thereof, (v) change the subordination provisions thereof (or of any guaranty thereof or intercreditor arrangement with respect thereto), (vi) change any collateral therefor (other than to release such collateral), or (vii) change any other term or provision thereof, if the effect of such change, together with all other changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of the Parent Term Loans, the Replacement Parent

         Term Debt or such other Indebtedness that would be adverse to the Company, the Agent or the Lenders, in either case in a manner that is deemed material by the Agent or the Required Lenders (in either case, in its or their sole discretion), without the prior written consent of the Required Lenders.

                  (h) Amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of, the Existing Parent High Yield Debt or any Replacement Parent High-Yield Debt, in each case, if the effect thereof would be to (i) shorten the average weighted life to maturity of such debt to prior to June 19, 2007, (ii) change any scheduled installment of principal (including the final maturity date) to a date earlier than the date that is one year after the last maturity date of any of the Obligations, (iii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, or (iv) make any other changes or modifications that are prohibited under any other provision of this Agreement, without the prior written consent of the Required Lenders.

                  (i) During the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Indebtedness in exchange for, or issue any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund, any portion of, the Existing Parent High Yield Debt or any Replacement Parent High-Yield Debt, in each case, if the effect thereof would be to (i) increase the weighted average cash interest rate (including in the determination of the cash interest rate, without limitation, all fees (other than customary amendment or consent fees) and other cash payments paid or payable to the holders of the Existing Parent High-Yield Debt and the Replacement Parent High-Yield Debt) payable in respect of such debt to greater than 11.737%, or (ii) make any other changes or modifications that are prohibited under any other provision of the Parent Term Loan Agreement, without the prior written consent of the Required Lenders.

                  (j) During the period from the Third Amendment Effective Date until the Discharge of Parent Term Debt, enter into any agreement to effect a transaction that is prohibited under the Parent Term Loan Agreement or any other Parent Term Loan Document, unless such agreement is expressly subject to the written consent of the Required Lenders hereunder.".

         I. Article VII of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 7.16:

                  "Section 7.16. Excess L/C Cash Collateral. At all times on or after the Discharge of Parent Term Debt, in the event that Excess L/C Cash Collateral shall exceed $1,000,000 at any time, or in the event that the amount described in clause (b)(i) of the definition of "Excess L/C Cash Collateral" shall be $0, fail, within three Business Days after the occurrence of the foregoing, to cause the entire amount of Excess L/C Cash Collateral to be paid as a cash dividend to the Borrower.".

1.9      Amendments to Article VIII:  Defaults
         -------------------------------------

         A. Article VIII of the Credit Agreement is hereby amended by deleting paragraph (f) thereof in its entirety and substituting therefor the following:

                  "(f)     (i) any Subordinated Indenture Default; or

                           (ii) any Parent Term Loan Default; or

                           (iii) any   default  on  any  Indebtedness  of  the
                  Letter-of-Credit Subsidiary; or

                           (iv) any default with respect to any Indebtedness of
                  any Company (other than to the Lenders hereunder) for borrowed money, or default under any agreement giving rise to monetary remedies, in each case (under this clause (iv)) which, when aggregated with all other such defaults of the Companies, exceeds $2,000,000, if the effect of such default described in this clause (iv) is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness, unless such holder shall have permanently waived the right to accelerate the maturity of such Indebtedness on account of such default;".

         B. Article VIII of the Credit Agreement is hereby further amended by deleting paragraphs (m), (n), (o), (p) and (q) thereof in their entirety and substituting therefor the following:

                  "(m) any Company or group of Companies generating in the aggregate more than five percent (5%) of EBITDA for any period shall discontinue its or their respective business(es) or Pegasus Communications Corporation, the Parent, any Company or the Manager shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors,
         (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing;

                  (n) there shall be filed against any Company, the Parent, Pegasus Communications Corporation or the Manager an involuntary petition seeking reorganization of such company or the appointment of a receiver, trustee, custodian or liquidator of such company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect and such involuntary petition shall not have been dismissed within sixty (60) days thereof;

                  (o) final judgment for the payment of money which, when aggregated with all other outstanding judgments against any of the Companies, the Parent or Pegasus Communications Corporation, exceeds $5,000,000 (exclusive of amounts covered by insurance or actually contributed in cash by third party obligors with respect to such judgments) shall be rendered against any Company, the Parent or Pegasus Communications Corporation, and the same shall remain undischarged (unless fully bonded upon terms satisfactory to the Required Lenders) for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed;

                  (p) the occurrence of any attachment of any deposits or other property of any Company, the Parent or Pegasus Communications Corporation in the hands or possession of the Agent or any of the Lenders, or the occurrence of any attachment of any other property of any Company, the Parent or Pegasus Communications Corporation in an amount which, when aggregated with all other attachments against the Companies, the Parent or Pegasus Communications Corporation, exceeds $1,000,000 and which shall not be discharged within sixty (60) days of the date of such attachment;

                  (q) for any reason, (i) the Borrower shall cease to own directly or indirectly all of the issued and outstanding capital stock of each of its Subsidiaries (other than the percentage of equity interests in South Plains DBS held by Persons other than the Borrower and its Subsidiaries on the Third Amendment Effective Date); (ii) the Parent shall cease to own all of the issued and outstanding shares of capital stock of the Borrower; (iii) Pegasus Communications Corporation shall cease to own at least 51% (measured by voting power rather than number of shares) of all of the issued and outstanding shares of common stock (or other securities entitled to vote in ordinary circumstances and without regard to the happening of any contingency in the election of members of the board of directors) of the Parent; (iv) Pegasus Communications Corporation shall cease to retain the voting power to elect a majority of the board of directors of the Parent; or (v) a "Change of Control" (as defined in the Subordinated Indenture, the PCC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PCC Exchange Indenture, the PCC 1997 Indenture, the PCC 1998 Indenture, the Golden Sky Exchange Indentures, the PSC 2001 Indenture, the Parent Term Loan Documents or the documentation for any Replacement Parent Term Debt) shall occur;".

         C. Article VIII of the Credit Agreement is hereby further amended by inserting the following new paragraphs (s), (t) and (u):

                  "(s) for any reason, Pegasus Communications Corporation or any of its Affiliates shall receive any (i) DBS Rights Litigation Proceeds and, for any reason, the full amount of such DBS Rights Litigation Proceeds shall not have been (A) paid directly to the Borrower or one or more of its Subsidiaries (other than the Special Purpose Subsidiary, the Letter-of-Credit Subsidiary or any Finance Subsidiary) by the adverse party to such litigation or (B) contributed as equity to the Borrower by the Parent immediately upon receipt by Pegasus Communications Corporation or such Affiliate, or (ii) Patent Litigation Proceeds and, for any reason, (A) such Patent Litigation Proceeds shall not have contributed to the Borrower as an equity contribution immediately upon receipt by Pegasus Communications Corporation or such Affiliate, in an aggregate amount equal to the lesser of (1) the amount of such Patent Litigation Proceeds received and (2) the amount of out-of-pocket legal fees and expenses incurred by the Borrower and its Subsidiaries or paid for by the Borrower and its Subsidiaries by means of Restricted Payments on or prior to such date in connection with the Patent Litigation, or (B) any portion of such Patent Litigation Proceeds is applied to repay all or any portion of the Parent Term Loans or any Replacement Parent Term Debt; or

                  (t) any borrowing of Parent Term Loans or Replacement Parent Term Debt shall occur after the Third Amendment Effective Date unless
         (i) no Revolving Loans are outstanding immediately prior to and after giving effect to such borrowing or (y) the proceeds of such borrowing are applied concurrently with such borrowing to the extent necessary to repay all outstanding Revolving Loans, and (ii) no Default shall have occurred and be continuing or would result from such borrowing or the application of the proceeds thereof; or

                  (u) any Global Litigation Settlement shall have become binding on one or more Affiliates of the Borrower and, for any reason, all Obligations shall not have been paid in full or all Commitments shall not have been terminated;".

         D. Article VIII of the Credit Agreement is hereby further amended by adding at the end thereof the following new sentence:

         "Notwithstanding anything to the contrary contained in this Article VIII, upon the occurrence of an Event of Default under paragraph (u) of this Article VIII, the Commitments shall terminate and the Notes and any and all other Indebtedness of the Borrower to the Lenders shall immediately become due and payable in the same manner as set forth in the preceding sentence."

1.10     Amendment to Article X:  The Agent
         ----------------------------------

         Section 10.01(a) of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "Each Lender hereby further authorizes Agent, on behalf of and for the benefit of Lenders, to enter into the Intercreditor Agreement, the Collateral Account Agreement and the Security Documents as secured party and to be the agent and representative of Lenders thereunder, and each Lender agrees to be bound by the terms of the Intercreditor Agreement and the Security Documents.".

1.11     Amendment to Article XIII:  Miscellaneous
         -----------------------------------------

         Section 13.11 of the Credit Agreement is hereby amended by (i) adding ", the Parent Term Loan Agreement, the Parent Term Loan Documents, the Parent Transaction Documents" immediately after the reference to "the Subordinated Debt Documents" and (ii) deleting the reference to "Section 7.12" and substituting therefor "Section 7.13".

1.12     Amendments to Article XIV:  Definitions
         ---------------------------------------

         A. Article XIV of the Credit Agreement is hereby amended by adding at the end of the definition of "Excess Cash Flow" the following sentence:

         "Notwithstanding anything in this definition to the contrary, Excess Cash Flow shall be calculated so as not to include any DBS Rights Litigation Proceeds received by the Companies.".

         B. Article XIV of the Credit Agreement is hereby further amended by deleting the definitions of "Agreement", "Commitment Reserve", "EBITDA", Fixed Charges", "General Purpose Letter of Credit Exposure", "Loan Documents", "PCC Preferred Stock", "PCC Preferred Stock Designation", "Permitted Preferred Stock", "Restricted Payment", "Seller Letter of Credit Exposure", and "Total Funded Debt" contained therein and adding to such Article the following definitions in proper alphabetical order:

                  Affiliate Subordination Agreement. That certain First Amended and Restated Affiliate Subordination Agreement dated as of January 14, 2000, by and between Pegasus Communications Management Company, Pegasus Towers, Inc., Pegasus Development Corporation, the Parent and the Agent, as amended, supplemented or otherwise modified from time to time.

                  Agreement. See the Preamble. The Agreement shall be deemed to include any Amendment, supplement or other modification thereto from time to time made in accordance with the terms hereof.

                  Average Monthly Churn. For any period of twelve months, the quotient obtained by dividing (i) the sum of Monthly Churn for each of the months of such period by (ii) twelve.

                  Borrower Security Agreement. That certain First Amended and Restated Security and Pledge Agreement (Borrower) dated as of January 14, 2000, by and between the Borrower and the Agent, as amended, supplemented or otherwise modified from time to time.

                  Capitalized SAC. For any fiscal period, the amount of expenses incurred in the generation of Gross Subscriber Additions constituting Capital Expenditures made during such fiscal period, determined in accordance with GAAP applied in a manner consistent with the historical accounting practices of the Borrower and its Affiliates prior to the Third Amendment Effective Date.

                  Collateral Assignments.  Each of the following:

                           (i) that certain First Amended and Restated
                  Collateral Assignment of Loan Documents dated as of January 14, 2000, by and between the Borrower and the Agent, as amended, supplemented or otherwise modified from time to time,

                           (ii) that certain Collateral Assignment of Marketing
                  and Distribution Agreements and Product Retail Agreements dated as of January 14, 2000, by and between the assignors party thereto and the Agent, as amended, supplemented or otherwise modified from time to time,

                           (iii) that certain First Amended and Restated
                  Conditional Assignment, dated as of January 14, 2000, by and between B.T. Satellite, Inc., and the Agent, as amended, supplemented or otherwise modified from time to time,

                           (iv) that certain First Amended and Restated
                  Conditional Assignment, dated as of January 14, 2000, by and between the Parent and the Agent, as amended, supplemented or otherwise modified from time to time,

                           (v) that certain First Amended and Restated
                  Conditional Assignment, dated as of January 14, 2000, by and between Telecast of Florida, Inc., and the Agent, as amended, supplemented or otherwise modified from time to time,

                           (vi) that certain First Amended and Restated
                  Conditional Assignment, dated as of January 14, 2000, by and between Pegasus Broadcast Television, Inc., and the Agent, as amended, supplemented or otherwise modified from time to time, and

                           (vii) any other collateral assignment that may have
                  been or may in the future be entered into from time to time by the Parent or one or more of the Companies to secure the Obligations, as such collateral assignment may be amended, supplemented or otherwise modified from time to time.

                  Collateral Account Agreement. That certain Collateral Account Agreement, dated as of the Third Amendment Effective Date, among the Agent, DBS Investors, Inc., as agent under the Parent Term Loan Agreement, and the Parent, as such Collateral Account Agreement may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(a).

                  Commitment Reserve. As of any date, the aggregate amount by which the Revolving Notes shall have been temporarily prepaid from the Net Cash Proceeds of any Disposition, as provided under Section 1.09(d)(ii) in anticipation of the redeployment of such funds for purposes of financing Capital Expenditures and/or any Permitted Acquisition. With respect to any such Disposition, the amount so prepaid and deemed part of the Commitment Reserve shall be available for borrowing under Sections 1.01 and 3.03 subject to the terms (and, prior to the Third Amendment Effective Date, within the time periods) provided in Section 1.09(d)(ii) and, prior to the Third Amendment Effective Date, if not so borrowed for reinvestment in Permitted Acquisitions or application to make Capital Expenditures, in each case as contemplated therein, shall be applied to permanent reductions of the Commitments under Section 1.09(e).

                  Control Entity.  See Section 6.13.

                  DBS Business. The Companies' business of marketing of video and audio programming and data information services that are provided through transmission media consisting of space-based satellite broadcasting services, excluding the terrestrial television broadcasting business.

                  DBS Rights. Any rights to market, sell, deliver and retain revenues from direct broadcast television programming initially transmitted over satellite frequencies, and all rights to distribute services of the type known as "DBS Services" under the NRTC Member Agreements, including without limitation all such rights with respect to DIRECTV and DBS under the DirecTV Agreements or the NRTC Member Agreements.

                  DBS Rights Litigation.  See Section 5.04(b)(ix).

                  DBS Rights Litigation Expenses.  See Section 1.09(g)(i).

                  DBS Rights Litigation Proceeds. Any cash payments received by the Borrower or any of its Affiliates in connection with a judgment arising out of, or settlement or other disposition of, the DBS Rights Litigation or any portion thereof.

                  Deferred SAC. For any fiscal period, the amount of expenses incurred in the generation of Gross Subscriber Additions, such as certain commissions and equipment and installation costs, that do not constitute Capital Expenditures and are recorded on the balance sheet of the Borrower as a deferred SAC asset in the period when such costs are incurred, determined in accordance with GAAP applied in a manner consistent with the historical accounting practices of the Borrower and its Affiliates prior to the Third Amendment Effective Date.

                  Discharge of Parent Term Debt. With respect to any provision of this Agreement, either (i) the repayment in full of the Parent Term Loans and all Replacement Parent Term Debt, or (ii) the deletion of the corresponding provision (and each provision of the same or substantially similar effect, if any) in the Parent Term Loan Documents and the definitive documentation for any relevant Replacement Parent Term Debt.

                  EBITDA. For any period, Net Income for such period, plus, to the extent deducted in the determination of Net Income and not otherwise restored in accordance with the definition of such term, (a) Total Interest Expense, (b) depreciation, (c) amortization (including, without limitation, amortization of Deferred SAC), (d) taxes in respect of income and profits expensed during such period, including without limitation but without duplication payments paid under the Tax Sharing Agreement as permitted in Section 5.04, (e) Transaction Costs, and (f) other non-cash expenses (including the amortization of television program license and rental fees), minus (g) television program license and rental fees actually paid in cash; all determined on a Consolidated basis in accordance with GAAP.

                  Excess L/C Cash Collateral. At any time, the amount by which
         (a) the aggregate value of all cash and other property (if any) owned by the Letter-of-Credit Subsidiary (excluding amounts earned on such cash and property after the Third Amendment Effective Date but not yet released to the Companies) exceeds (b) the lesser of (i) the aggregate amount of cash collateral that all issuers of letters of credit outstanding at such time and permitted under Section 7.01(o) require to be held by the Letter-of-Credit Subsidiary as security for its reimbursement obligations with respect to, and its obligations to pay fees and expenses and make indemnity payments (to the extent required) with respect to such letters of credit and (ii) 105% of the Indebtedness of the Letter-of-Credit Subsidiary that is described in clause (f) of the definition of "Indebtedness".

                  Existing Parent High-Yield Debt. The PCC 1997 Senior Notes, the PCC 1998 Senior Notes, the PSC 2001 Senior Notes, the PCC Exchange Notes and the Golden Sky Exchange Notes, in each case as in effect on the Third Amendment Effective Date.

                  Fixed Charges. For any fiscal period, the sum of (a) Total Debt Service for such fiscal period (excluding (i) payments of principal in respect of Permitted Seller Debt and Permitted Seller Subordinated Debt and (ii) repayments of Term Loans pursuant to Section 1.09(g)(ii) or Section 1.09(h)), (b) Capital Expenditures made by the Companies during such fiscal period, (c) taxes paid or payable by the Companies (other than the Special Purpose Subsidiary) during such fiscal period in respect of income and profits, including without limitation payments owed under the Tax Sharing Agreement, (d) without duplication of amounts described in clause (b) above, Capitalized SAC accrued during such fiscal period, (e) Deferred SAC accrued during such fiscal period, and (f) the excess of the aggregate amount of Restricted Payments made during such fiscal period under Section 5.04(b)(vii) over the aggregate amount of cash capital contributions (other than cash capital contributions made with DBS Rights Litigation Proceeds, Patent Litigation Proceeds to the extent such proceeds are required to be reimbursed to the Borrower pursuant to clause (s)(ii)(A) of Article VIII, or proceeds of Dispositions of assets of the Borrower or any of its Subsidiaries) made during such fiscal period to the equity of the Borrower.

                  Global Litigation Settlement. Any settlement or other consensual agreement by the Borrower or any of its Affiliates resolving outstanding claims with respect to (i) both the Patent Litigation and the DBS Rights Litigation or (ii) a portion of each such Litigation.

                  Immaterial Affiliates. Collectively, Pegasus Media & Communications Finance Corporation, Pegasus Travel, Inc., Pegasus BTV Sub, LLC, Pegasus Satellite Holdings, Inc., and the Manager.

                  Initial L/C Capitalization. The capital contribution by the Borrower to the Letter-of-Credit Subsidiary of no more than $61,915,787 of cash from the following sources: (i) $29,520,000 in cash equity contributions from the Parent to the Borrower, from the proceeds of the Parent Term Loans and/or cash on hand of the Parent (before giving effect to any Restricted Payments made on or after June 1, 2003), (ii) not more than $17,300,000 of cash on hand, and (iii) not more than $17,000,000 from the proceeds of Revolving Loans made on the Third Amendment Effective Date; provided, however, that in the event less than $100,000,000 in principal amount of the Parent Term Loans are borrowed on the Third Amendment Effective Date, the amount referred to in clause (i) above shall be $36,520,000, and the amount referred to in clause (iii) above shall be $10,000,000.

                  Intercreditor Agreement. That certain Intercreditor Agreement, dated as of the Third Amendment Effective Date, among the Agent, DBS Investors, Inc., as agent under the Parent Term Loan Agreement, and the Parent, as such Intercreditor Agreement may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(a).

                  Jackson Station Sale. Disposition of the Station and related assets in Jackson, Mississippi.

                  L/C Facility Documents.  See Section 4.29.

                  L/C Subrogation Rights. Any right of subrogation of the Letter-of-Credit Subsidiary for reimbursement of amounts paid by it to the lenders pursuant to the L/C Facility Documents against any of the other Companies for whose account any letter of credit under the L/C Facility Documents was issued; provided, that any such rights shall be subordinated in all circumstances to the payment in full of all Obligations on terms satisfactory to the Agent, and no such rights shall be exercisable by the lenders under the L/C Facility Documents against any of the Companies until such lenders have realized on all other collateral under the L/C Facility Documents.

                  Letter -of-Credit Subsidiary.  See Section 7.04.

                  Litigation. See Section 5.04(b)(ix).

                  Loan Documents. This Agreement, the Notes, the Security Documents, the PCC Letter Agreement and all other agreements, instruments and certificates contemplated hereby and thereby, including without limitation any Rate Hedging Agreements entered into with any of the Lenders or their Affiliates.

                  LTM EBITDA. For any fiscal quarter, the sum of EBITDA for such fiscal quarter and for each of the three consecutive fiscal quarters immediately preceding such fiscal quarter.

                  Material Subsidiary. Any Subsidiary of the Borrower that, together with its direct and indirect Subsidiaries, accounts for more than 5% of the assets, tangible assets, revenues or EBITDA of the Companies.

                  Monthly Churn. For any month, the quotient, expressed as a percentage, obtained by dividing (i) the number of Churned Subscribers for such month by (ii) the sum of (a) the number of subscribers to the DBS services offered by the DBS Subsidiaries as of the first day of such month and (b) Gross Subscriber Additions during such month.

                  Net DBS Rights Litigation Proceeds. The aggregate amount of cash awarded to any Company in connection with a judgment arising out of, or settlement or other disposition of, the DBS Rights Litigation or any portion thereof, whether at the time thereof or under any deferred payment arrangement minus the aggregate amount of cash any Company is obligated to pay to any Person (other than the Borrower or any of its Affiliates) as a result of any judgment or settlement of the Seamless Litigation.

                  NRTC Installment Amount. On any date, (i) if such date is ten or fewer Business Days after the date of the regular monthly payment made by the Borrower or any of its Subsidiaries to the NRTC, zero, or
         (ii) otherwise, the total amount of the next such payment due from the Borrower or any of its Subsidiaries to the NRTC under the NRTC Member Agreements, as set forth in the certificate of the Borrower delivered with respect to such payment pursuant to Section 6.05(m).

                  Parent Guaranty. That certain First Amended and Restated Limited Recourse Guaranty (Parent) dated as of January 14, 2000, by and between the Parent and the Agent, as amended, supplemented or otherwise modified from time to time.

                  Parent Pledge Agreement. That certain First Amended and Restated Securities Pledge Agreement (Parent) dated as of January 14, 2000, by and between the Parent and the Agent, as amended in connection with the Third Amendment and as it may thereafter be amended, supplemented or otherwise modified from time to time.

                  Parent Term Loan Agreement. That certain Amended and Restated Term Loan Agreement, dated as of the Third Amendment Effective Date, among the Parent, the several lenders from time to time party thereto and DBS Investors Agent, Inc., as administrative agent for such lenders, in the form delivered to the Agent and the Lenders prior to the Third Amendment Effective Date, as amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(g).

                  Parent Term Loan Default. Any "Event of Default" as defined in the Parent Term Loan Agreement or the equivalent term in the documents relating to any Replacement Parent Term Debt.

                  Parent Term Loan Documents. The Parent Term Loan Agreement and the "Loan Documents" (as defined therein) and all other principal documents executed by the Borrower and/or any of its Affiliates in connection therewith, in the form delivered to the Agent and the Lenders prior to the Third Amendment Effective Date, as such documents may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(g).

                  Parent Term Loans. Parent's Indebtedness under the Parent Term Loan Documents, in the original aggregate principal amount of up to $100,000,000.

                  Parent Transaction Documents. The "Transaction Documents" as defined in the Parent Term Loan Agreement, as such documents may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under Section 7.13(g).

                  Patent Litigation.  See Section 5.04(b)(ix).

                  Patent Litigation Proceeds. Any cash payments received by Pegasus Communications Corporation, the Parent or any of their Affiliates in connection with a judgment arising out of, or settlement or other disposition of, the Patent Litigation or any portion thereof.

                  PCC or PSC. Pegasus Satellite Communications, Inc., a Delaware corporation, formerly known as "Pegasus Communications Corporation".

                  PCC Letter Agreement. The letter agreement dated the Third Amendment Effective Date between PCC and the Agent relating to the prohibition from and after the Third Amendment Effective Date on the sale, license, transfer, assignment or any other migration of subscribers of DBS Services offered by the Companies to competing services offered by any Affiliate of Pegasus Communications Corporation other than the Companies, in form and substance reasonably satisfactory to the Agent, as amended, supplemented or otherwise modified from time to time.

                  PCC Preferred Stock. The Parent's 12.75% Series A Cumulative Exchangeable Preferred Stock issued on February 22, 2001, on the terms and conditions set forth in the PCC Preferred Stock Designation.

                  PCC Preferred Stock Designation. The Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of 12.75% Series A Cumulative Exchangeable Preferred Stock of the Parent filed with the office of the Secretary of State of the State of Delaware on February 22, 2001.

                  PCC/PSC Weighted Interest Rate. The weighted average of the per annum interest rates payable in cash (as opposed to payable in kind) in respect of the Existing Parent High-Yield Debt, the Parent Term Loans, any Replacement Parent Term Debt and any Replacement Parent High-Yield Debt, including in the determination of such interest rate, without limitation, all fees and other cash payments paid or payable to the holders thereof.

                  Pegasus Communications Corporation. Pegasus Communications Corporation, a Delaware corporation that is the parent company of the Parent.

                  Permitted Cost Sharing Transactions. Any transaction among any Company and an Affiliate of such Company which involves exclusively the arm's-length sharing of operational costs and expenses (and does not involve the sale, license, transfer, assignment or any other migration of any customers of the DBS Business (as defined in the Parent Term Loan Agreement) or the payment of Management Fees) among the parties to such transaction, provided that (i) all payments required to be made under any Permitted Cost Sharing Transaction by any Company to any Affiliate shall not exceed the actual cost of providing such services to such Company and (ii) such Permitted Cost Sharing Transaction is in the ordinary course of business, pursuant to the reasonable requirements of such Company's business and upon terms not less favorable to such Company than it could obtain in a comparable arm's-length transaction with a third party other than such Affiliate.

                  Permitted Parent High-Yield Debt. The Existing Parent High-Yield Debt and the Replacement Parent High-Yield Debt, in each case so long as the terms of such Existing Parent High-Yield Debt and Replacement Parent High-Yield Debt do not (i) shorten the average weighted life to maturity of such debt to prior to June 19, 2007, (ii) change any scheduled installment of principal (including, without limitation, the final maturity date) to a date earlier than the date that is one year after the last maturity date of any of the Obligations, (iii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, or (iv) make any other changes or modifications that are prohibited under any other provision of this Agreement, without the prior written consent of the Required Lenders.

                  Permitted Parent Term Debt. The Parent Term Loans, as in effect on the Third Amendment Effective Date, and any Replacement Parent Term Debt, in each case so long as the terms of such Parent Term Loans and Replacement Parent Term Debt do not (i) change to earlier dates the dates on which any payments of principal or interest are due thereon, (ii) cause the PCC/PSC Weighted Interest Rate to exceed 11.4% per annum, (iii) change any event of default with respect thereto (other than to eliminate or waive any such event of default or to increase any grace period with respect thereto), (iv) change the redemption, prepayment or defeasance provisions thereof, (v) change the subordination provisions thereof (or of any guaranty thereof or intercreditor arrangement with respect thereto), (vi) change any collateral therefor (other than to release such collateral), or (vii) change any other term or provision thereof, if the effect of such change, together with all other changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of the Parent Term Loans or Replacement Parent Term Debt that would be adverse to the Company, the Agent or the Lenders, in either case in a manner that is deemed material by the Agent or the Required Lenders (in either case, in its or their sole discretion), without the prior written consent of the Required Lenders.

                  PSC Subordinated Notes. The Parent's 12.75% Senior Subordinated Exchange Notes due 2007 issuable in exchange for PCC Preferred Stock pursuant to the PCC Preferred Stock Designation under the PSC Subordinated Notes Indenture.

                  PSC Subordinated Notes Indenture. The Indenture filed as an exhibit to the PCC Preferred Stock Designation which would govern the PSC Subordinated Notes if issued.

                  PSC 2001 Indenture. The Indenture dated as of December 19, 2001 between the Parent and J.P. Morgan Trust Company, National Association, as trustee, as originally executed and delivered.

                  PSC 2001 Senior Notes. The Parent's 11.25% Senior Notes due 2010 in an aggregate principal amount not to exceed (i) the initial $175,000,000 thereof plus (ii) additional amounts thereof issued prior to the Third Amendment Effective Date in exchange for other Indebtedness of the Parent, issued pursuant to the PSC 2001 Indenture.

                  Replacement Parent High-Yield Debt. (a) Any modification or amendment to any Existing Parent High-Yield Debt or to any Replacement Parent High-Yield Debt, (b) any Indebtedness issued in exchange for all or any portion of any Existing Parent High-Yield Debt or any Replacement Parent High-Yield Debt and (c) any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund all or any portion of any Existing Parent High-Yield Debt or any Replacement Parent High-Yield Debt.

                  Replacement Parent Term Debt. (a) Any modification or amendment to the Parent Term Loans or to any Replacement Parent Term Debt, (b) any Indebtedness issued in exchange for all or any portion of the Parent Term Loans or any Replacement Parent Term Debt and (c) any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease, repurchase or refund all or any portion of the Parent Term Loans or any Replacement Parent Term Debt.

                  Restricted Payment. (a) Any distribution or payment of cash or property, or both, directly or indirectly (1) in respect of any Subordinated Debt, or (2) to any partner, stockholder or other equityholder of any of the Companies, any of the Parent Affiliates or of any of their respective Affiliates for any reason whatsoever, including without limitation, salaries, loans, debt repayment, consulting fees, Management Fees, expense reimbursements and dividends, distributions, put, call or redemption payments and any other payments in respect of equity interests, or (b) any contribution, advance, or other payment to the Letter-of-Credit Subsidiary; provided, however, that Restricted Payments shall not include:

                  (i) reasonable Transaction Costs; and

                  (ii) Permitted Cost Sharing Transactions and other transactions that comply with Section 7.12 and do not include or involve any dividend, interest or other distribution (whether in cash, securities or other property) with respect to any Equity Securities in, or any Indebtedness of, any Company or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Securities in, or any Indebtedness of, any Company or any option, warrant or other right to acquire any such Equity Securities in, or Indebtedness of, any Company.

                  Seamless Litigation. The litigation encaptioned DIRECTV, Inc.
         v. Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc., Case No. 01-06220, Central District of California (Hon. Lourdes G. Baird), consolidated with National Rural Telecommunications Cooperative, et al. vs. DIRECTV, Inc., et al., Case No. CV-99-5666, Central District of California (Hon. Lourdes G. Baird).

                  South Plains DBS. South Plains DBS, LP, a Texas limited partnership.

                  Subsidiary Agreement. That certain First Amended and Restated Subsidiary Guaranty, Security and Pledge Agreement dated as of January 14, 2000, by and among the various Subsidiaries party thereto and the Agent, as amended, supplemented or otherwise modified from time to time.

                  Third Amendment. That certain Third Amendment to Credit Agreement and Consent dated as of July 22, 2003, by and among the Borrower, the Agent and the Lenders party thereto.

                  Third Amendment Effective Date. As defined in the Third Amendment.

                  Total Funded Debt. As of any date, (a) all Indebtedness of the Companies (other than the Special Purpose Subsidiary) described in paragraphs (a) through (f) of the definition of "Indebtedness" set forth above and, without duplication, Guarantees by the Companies of such Indebtedness plus the aggregate amount payable (whether or not due) in respect of any and all LMA Purchase Options, determined on a Consolidated basis, in accordance with GAAP; provided, however, that during the 33-day period following the Third Amendment Effective Date, the Indebtedness under the Original Subordinated Notes will not be deemed to be "outstanding" and will be deemed to have been "paid in full" if (i) the Borrower shall have given notice of redemption of all of the Original Subordinated Notes to the Original Subordinated Note holders pursuant to the Subordinated Indenture (or shall have irrevocably instructed the trustee under the Subordinated Indenture to give such notice of redemption with a redemption date to occur no later than thirty-three (33) days after the Third Amendment Effective Date), and (ii) the Borrower shall have irrevocably transferred to such trustee cash in an amount equal to the aggregate outstanding amount of the Original Subordinated Notes plus all interest accrued and to accrue on the Original Subordinated Notes to the redemption date specified in the notice of redemption (which shall be no later than thirty-three
         (33) days after the Third Amendment Effective Date), and instructed such trustee to apply such cash to the redemption of the Original Subordinated Notes on such redemption date; and provided further, however, that Indebtedness of the Letter-of-Credit Subsidiary shall not be included in the calculation of Total Funded Debt to the extent that
         (A) such Indebtedness is permitted under Section 7.01(o) of the Credit Agreement to be outstanding and (B) the aggregate amount of such Indebtedness outstanding at any time shall not exceed the value at such time of the cash collateral pledged by the Letter-of-Credit Subsidiary under the L/C Facility Documents in accordance with Section 7.02(j).

                  Unrestricted Cash. The dollar amount of all money, currency, cash equivalents and credit balances held or carried in deposit accounts, sweep accounts, concentration accounts, savings accounts or investment accounts of the Borrower or any of its Subsidiaries excluding cash, cash equivalents and other such balances that would be reflected on the balance sheet of the Borrower and its Subsidiaries on the date of determination as "restricted cash" in accordance with GAAP (including but not limited to cash collateral permitted under this Agreement to be pledged by the Letter-of-Credit Subsidiary to secure its obligations with respect to letters of credit).

1.13     Amendment to Schedules to Credit Agreement.
         ------------------------------------------

         The Credit Agreement is hereby amended by adding a new Schedule 7.03(f) in the form of Exhibit A to this Amendment.

Section  2.       CONSENT
                  -------

2.1      WBPG Repayment.
         --------------

         A. The undersigned hereby consent to the application of $2,392,389.13 (the "WBPG Repayment Amount"), to be paid to the Agent for the benefit of the Lenders on the Third Amendment Effective Date from the amounts on deposit in the Collateral Account, to the repayment of the Term Loans. The WBPG Repayment Amount shall be applied between the Initial Term Loans and the Incremental Term Loans pro rata according to the outstanding principal balance of such Term Loans at the time of such application (determined before giving effect to such application, but after giving effect to the reduction in the Commitments occurring on the Third Amendment Effective Date as a result of Section 1.2A of this Amendment), and shall be applied to scheduled repayments of Term Loans within each such tranche in the order in which such payments are scheduled to occur.

         B. Simultaneously with the repayment of Term Loans under this Section
2.1 of this Amendment, the Borrower shall pay any indemnification payments due in accordance with Section 1.14 of the Credit Agreement in respect of LIBOR Loans so prepaid. For purposes of Section 1.09(d) of the Credit Agreement, the WBPG Repayment Amount shall be treated as though it had been reinvested in accordance with such Section.

2.2      Parent Term Loans
         -----------------

         A. The undersigned hereby consent (i) to the execution and delivery by the Parent of the Parent Term Loan Agreement and the other Parent Term Loan Documents, each in the form previously delivered to the Agent and the Lenders by the Borrower pursuant to Section 3 of this Amendment, with such changes as the Agent and the Borrower may mutually approve in writing, and (ii) to the incurrence of the "Loans" as defined therein.

         B. Notwithstanding anything to the contrary contained in Section 2(d) of the Parent Pledge Agreement, or any other provision of the Loan Documents, the undersigned hereby consent to the grant by the Parent of a second-priority security interest in favor of DBS Investors Agent, Inc., as agent for the lenders under the Parent Term Loan Agreement, in the "Borrower Collateral Account" (as defined in the Parent Term Loan Documents as in effect on the Third Amendment Effective Date) and all of its right, title, and interest in the stock of, or other equity interests in, the Borrower, whether now owned or hereafter acquired, and all proceeds thereof, pursuant to that certain Amended and Restated Security and Pledge Agreement, dated as of the Third Amendment Effective Date, between the Parent, as pledgor, and DBS Investors Agent, Inc., as agent for the lenders under the Parent Term Loan Agreement, as pledgee, in the form previously delivered to the Agent and the Lenders by the Borrower, with such changes as the Agent and the Borrower may mutually approve in writing, which security interest shall at all times prior to the full repayment in cash of the Obligations be subject and subordinate to the first-priority security interest of the Agent, as agent for the "Secured Parties" (as defined in the Parent Pledge Agreement), in such stock or other equity interests pursuant to the Parent Pledge Agreement.

         C. The undersigned hereby consent to the execution and delivery by the Agent on behalf of the Lenders of the Intercreditor Agreement in the form of Exhibit B to this Amendment, with such changes as the Agent and the Borrower may mutually approve in writing.

Section  3.       CONDITIONS TO EFFECTIVENESS

                  Sections 1 and 2 of this Amendment shall become effective upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

         A. On or before the Third Amendment Effective Date, each Credit Party (as defined below) shall have delivered to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

                  (i) An Officer's Certificate of such Credit Party certifying that (a) the Certificate or Articles of Incorporation or other organizational document, as applicable, of such Credit Party, and (b) the Bylaws or other organizational document, as applicable, of such Credit Party, in each case, as delivered to the Agent on the Closing Date, are in full force and effect and have not been amended or modified in any respect since the Closing Date;

                  (ii) Resolutions of its Board of Directors or other authorizing body or Person approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Third Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  (iii) Signature and incumbency certificates of the officers of such Person executing this Amendment, the Intercreditor Agreement and any amendments to Security Documents required to be delivered under this Section 3 (collectively, the "Additional Documents"); and

                  (iv)     Executed originals of this Amendment and the

         amendments to the Security Documents executed in connection with this Amendment from the Borrower and the other Credit Parties party thereto.

         B. Opinion of Counsel. The Lenders and their respective counsel shall have received (i) copies of all opinions of counsel for the Parent, the Companies and any Affiliates thereof to the extent such opinions are delivered to the lenders in connection with the Parent Transaction Documents or the L/C Facility Documents, together with a letter from each such counsel authorizing the Agent and the Lenders to rely upon such opinion to the same extent as though it were addressed to them, and (ii) originally executed copies of one or more favorable written opinions of Drinker Biddle & Reath LLP, counsel for the Parent and the Companies, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Third Amendment Effective Date, with respect to the enforceability of the Amended Agreement, the Intercreditor Agreement and the Security Documents executed or amended in connection with this Amendment, and as to such other matters as the Agent acting on behalf of the Lenders may reasonably request.

         C. Security Documents. The Borrower shall have delivered to Agent (i) a fully executed amendment to the Borrower Security Agreement and the Subsidiary Agreement, pursuant to which the Credit Parties shall grant a security interest to the Agent in all commercial tort claims arising out of the Litigation, and such amendments shall in each case be in form and substance satisfactory to Agent, and (ii) a fully executed amendment to the Parent Pledge Agreement, pursuant to which (A) all necessary amendments shall be made to permit the liens granted to the agent and lenders under the Permitted Parent Term Debt as contemplated by this Amendment, and (B) the Parent shall (x) grant a perfected junior and subordinate security interest in all assets of the Parent that are subject from time to time to a security interest in favor of the agent and lenders under the Permitted Parent Term Debt and (y) covenant to make no borrowing of Parent Term Loans or Replacement Parent Term Debt prohibited under paragraph (t) of Article VIII of the Amended Agreement, and (iii) a fully executed amendment to the Parent Guaranty to reflect the amendments to the Parent Pledge Agreement. The Borrower and the Parent shall have taken all such further actions as Agent may reasonably request to (a) maintain the perfected first priority security interest of the Agent on behalf of the Lenders in the capital stock of the Borrower and (b) create a perfected security interest in favor of the Agent on behalf of the Lenders in the collateral under the Parent Pledge Agreement as amended as described in the preceding sentence.

         D. Transaction Documents. The closing under the Parent Term Loan Documents and the L/C Facility Documents shall have occurred and the Agent shall have received fully executed copies of (i) the Parent Transaction Documents and the L/C Facility Documents and (ii) one or more written and fully executed amendments to the Parent Term Loan Documents (as in effect on April 2, 2003) that shall have the effect of, among other things, (a) transferring all rights and obligations of Pegasus Media & Communications Finance Corporation under such documents to the Parent, (b) allowing the incurrence of indebtedness under the Credit Agreement (and any amendments, extensions, renewals or refinancings (subject to certain specified restrictions) thereof) in an amount equal to the sum of (1) the amount of Term Loans outstanding on the Third Amendment Effective Date plus (2) the aggregate amount of the Commitments in effect on the Third Amendment Effective Date plus (3) $25,000,000, minus the amount of any permanent repayments or reductions of Commitments, without regard to the incurrence test ratio or any default or event of default under the Parent Term Loan Documents,
(c) permitting the arrangements with respect to the security interests in assets of the Parent, in favor of the Agent for the benefit of the Lenders, that are contemplated by this Amendment, (d) permitting the Credit Agreement and the other Loan Documents (as amended from time to time) to prohibit certain amendments to the Parent Term Loan Documents, (e) removing all cross-defaults to obligations of the Companies (but allowing cross-acceleration to Indebtedness above a threshold amount satisfactory to the Agent), (f) providing a remedies standstill period satisfactory to the Agent with respect to certain defaults and events of default under the Parent Term Loan Documents, (g) providing for automatic waiver of certain provisions in the Parent Term Loan Documents (which provisions shall be satisfactory to the Agent) in the event that the substantially identical provision in the Credit Agreement is waived to address a specified breach or prospective breach thereof, and (h) modifying the calculation of "Annualized EBITDA" to conform to the definition of "LTM EBITDA" in this Amendment and resetting the "Required Leverage Ratio" amounts to levels satisfactory to the Agent. The Parent Term Loan Agreement, the other Parent Term Loan Documents and Parent Transaction Documents and the L/C Facility Documents shall otherwise not conflict with the requirements of the Amended Agreement and shall be in form and substance satisfactory to Agent, and the executed copies of such amendments, the Parent Transaction Documents and the L/C Facility Documents delivered to the Agent shall in each case be certified by the Borrower as being true and correct copies thereof and in full force and effect. The PCC Letter Agreement shall have become effective and binding upon the parties thereto.

         E. Intercreditor Agreement. The Agent shall have received a fully executed copy of the Intercreditor Agreement, which shall be in form and substance satisfactory to the Agent and shall be certified by the Borrower as being a true and correct copy thereof and in full force and effect.

         F. Parent Term Loan Lender Representations. The Agent shall have received fully executed letters from each lender of Parent Term Loans certifying that none of such lender nor any of its affiliates nor any participant in its portion of the Parent Term Loans is (i) a holder or participant, or an affiliate of a holder or participant, in the Original Subordinated Notes or (ii) party to any agreement or obligation pursuant to which it is entitled to receive proceeds from the redemption of the Original Subordinated Notes.

         G. Return of Existing Letters of Credit; Redemption. All outstanding NRTC Letters of Credit issued prior to the Third Amendment Effective Date shall have been returned undrawn to the Issuing Bank for cancellation, and the Agent shall have received evidence satisfactory to it that upon the borrowing of the Parent Term Loans on the Third Amendment Effective Date, (i) all amounts necessary to repay in full the Original Subordinated Notes shall be irrevocably committed to such repayment and cancellation by the Borrower on a date not later than 33 days after the Third Amendment Effective Date, through deposit of such amounts and other arrangements (including notice of redemption) with the trustee for such indebtedness, and (ii) the amount described in clause (i) of the definition of "Initial L/C Capitalization" shall be applied by the Parent and its Affiliates as cash equity contributions to the Borrower.

         H. Application of WBPG Repayment Amount. The WBPG Repayment Amount shall have been applied as required by Section 2 of this Amendment.

         I. Amendment Fee. The Agent shall have received from the Borrower for the benefit of each Lender that shall have delivered an executed counterpart hereof to the Agent on or prior to 3:00 p.m. (New York City time) on July 22, 2003, an amendment fee equal to 0.25% of the sum as of such date of (i) the Commitment of such Lender and (ii) the aggregate outstanding principal amount of Term Loans of such Lender, in each case calculated prior to giving effect to any repayments of the Loans or reductions in the Commitments contemplated by this Amendment.

         J. Legal Fees and Other Amounts Owing to Agent. All amounts owing to the Agent from the Borrower, including, without limitation, the fees and expenses of O'Melveny & Myers LLP, counsel for Agent, shall have been paid (to the extent invoiced, in the case of fees and expenses of counsel).

Section  4.       ACKNOWLEDGEMENT AND CONSENT

                  Each of the Borrower, the Parent, and each "Debtor" as defined in the First Amended and Restated Subsidiary Guaranty, Security and Pledge Agreement, dated as of January 14, 2000, and delivered pursuant to in Section
2.01 of the Credit Agreement (each of the Borrower, the Parent and such Debtors individually a "Credit Party" and collectively, the "Credit Parties") hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments to the Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations" (in each case as such term is defined in the applicable Security Document), including without limitation the payment and performance of all such "Obligations" in respect of the Obligations now or hereafter existing under or in respect of the Amended Agreement and the Notes.

Section  5.       BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Power and Authority. Each Credit Party is a corporation, limited liability company, partnership or limited partnership validly existing and in good standing under the laws of its state of organization. Each Credit Party has all requisite corporate, partnership or limited partnership power and authority to enter into this Amendment and the Additional Documents (in each case to the extent it is a party thereto) and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement") and the Additional Documents.

         B. Authorization of Agreement. The execution and delivery of this Amendment and the Additional Documents and the performance of the Amended Agreement and the Additional Documents have been duly authorized by all necessary corporate, partnership or limited partnership action on the part of each Credit Party.

         C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the Additional Documents (in each case to the extent it is a party thereto) and the performance by the Borrower of the Amended Agreement and the Additional Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the Certificate or Articles of Incorporation, Certificate of Limited Partnership, Partnership Agreement or Bylaws of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Loan Documents in favor of the Agent on behalf and for the ratable benefit of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Party.

         D. Governmental Consents. The execution and delivery by each Credit Party of this Amendment and the Additional Documents (in each case to the extent it is a party thereto) and the performance by the Borrower of the Amended Agreement and the Additional Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment, the Amended Agreement and the Additional Documents have been duly executed and delivered by each Credit Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement as amended by this Amendment are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and except to the extent that are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and the Additional Documents that would constitute a Default under the Credit Agreement as amended by this Amendment.

Section  6.       MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. Fees and Expenses. The Borrower acknowledges that all reasonable costs, fees and expenses incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Sections 1 and 2 hereof) shall become effective upon the execution of a counterpart hereof by the Agent, Required Lenders and the Borrower and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                         PEGASUS MEDIA & COMMUNICATIONS, INC.




                                         By:       /s/ Scott A. Blank
                                            ------------------------------------
                                            Name:   Scott A. Blank
                                            Title:  Sr. Vice President






                                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                         individually and as Agent




                                         By:      /s/ Gregory Shefrin
                                            ------------------------------------
                                            Name:   Gregory Shefrin
                                            Title:  Director






                                         CIBC, INC.




                                         By:       /s/ R. D. Hassard
                                            ------------------------------------
                                            Name:   Richard Hassard
                                            Title:  Managing Director

                                         FLEET NATIONAL BANK,
                                         individually and as Documentation Agent




                                         By:       /s/ Brian P. Valenti
                                            ------------------------------------
                                            Name:   Brian P. Valenti
                                            Title:  Authorized Officer






                                         AMMC CDO 1, LIMITED

                                         By:    American Money Management Corp.,
                                                as Collateral Manager



                                         By:       /s/ David P. Meyer
                                            ------------------------------------
                                            Name:   David P. Meyer
                                            Title:  Vice President






                                         AMMC CDO II, LIMITED



                                         By:       /s/ David P. Meyer
                                            ------------------------------------
                                            Name:   David P. Meyer
                                            Title:  Vice President

                                         APEX (TRIMARAN) CDO I, LTD.
                                         By Trimaran Advisors, L.L.C.



                                         By:       /s/ David M. Millison
                                            ------------------------------------
                                            Name:   David M. Millison
                                            Title:  Managing Director






                                         BALLYROCK CDO I LTD.



                                         By:       /s/ Lisa Rymut
                                            ------------------------------------
                                            Name:   Lisa Rymut
                                            Title:  Assistant Treasurer






                                         BANK OF AMERICA ,N.A. CHICAGO



                                         By:       /s/ Charles A. Kerr
                                            ------------------------------------
                                            Name:   Charles A. Kerr
                                            Title:  Managing Director






                                         BINGHAM CDO L.P.



                                         By:       /s/ Kaitlin Trinh
                                            ------------------------------------
                                            Name:   Kaitlin Trinh
                                            Title:  Fund Controller

                                         CARAVELLE INVESTMENT FUND, L.L.C.
                                         By Trimaran Advisors, L.L.C.



                                         By:       /s/ David M. Millison
                                            ------------------------------------
                                            Name:   David M. Millison
                                            Title:  Managing Director






                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Castle Hill I - INGOTS,
                                         Ltd., as Term Lender



                                         By:       /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:   Diane J. Exter
                                            Title:  Managing Director
                                                    Portfolio Manager






                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Castle Hill II - INGOTS,
                                         Ltd., as Term Lender



                                         By:       /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:   Diane J. Exter
                                            Title:  Managing Director
                                                    Portfolio Manager

                                         CENTURION CDO II Ltd.
                                         By:  American Express Asset Management
                                         Group, Inc. as Collateral Manager



                                         By:       /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Name:   Leanne Stavrakis
                                            Title:  Director - Operations






                                         CENTURION CDO III Ltd.
                                         By:  American Express Asset Management
                                         Group, Inc. as Collateral Manager



                                         By:       /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Name:   Leanne Stavrakis
                                            Title:  Director - Operations






                                         CENTURION CDO VI Ltd.
                                         By:  American Express Asset Management
                                         Group, Inc. As Collateral Manager



                                         By:       /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Name:   Leanne Stavrakis
                                            Title:  Director - Operations

                                         CITIZENS BANK OF MASSACHUSETTS



                                         By:       /s/ James M. Ray
                                            ------------------------------------
                                            Name:   James M. Ray
                                            Title:  Vice President






                                         EMERALD ORCHARD LIMITED



                                         By:       /s/ Stacey Malek
                                            ------------------------------------
                                            Name:   Stacey Malek
                                            Title:  Attorney in Fact






                                         FIDELITY ADVISOR SERIES II: FIDELITY
                                         ADVISOR FLOATING RATE HIGH INCOME



                                         By:       /s/ John H. Costello
                                            ------------------------------------
                                            Name:   John H. Costello
                                            Title:  Assistant Treasurer






                                         FRANKLIN CLO II LTD



                                         By:       /s/ Richard D'Addario
                                            ------------------------------------
                                            Name:   Richard D'Addario
                                            Title:  Senior Vice President

                                         FRANKLIN FLOATING RATE TRUST



                                         By:       /s/ Richard D'Addario
                                            ------------------------------------
                                            Name:   Richard D'Addario
                                            Title:  Senior Vice President






                                         GLENEAGLES TRADING LLC



                                         By:       /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:   Diana M. Himes
                                            Title:  Assistant Vice President






                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Great Point CLO 1999-1
                                         LTD., as Term Lender



                                         By:       /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:   Diane J. Exter
                                            Title:  Managing Director
                                                    Portfolio Manager





                                         1888 FUND, LTD.



                                         By:       /s/ Kaitlin Trinh
                                            ------------------------------------
                                            Name:   Kaitlin Trinh
                                            Title:  Fund Controller

                                         HIGHLAND - CALIFORNIA PUBLIC EMPLOYEES'
                                         RETIREMENT SYSTEM

                                         By:  Highland Capital Management, L.P.

                                         As Authorized Representatives of the
                                         Board



                                         By:       /s/ Mark Okada
                                            ------------------------------------
                                            Name:   Mark Okada
                                            Title:  Chief Investment Officer
                                                    Highland Capital Management,
                                                    L.P.






                                         HIGHLAND - RESTORATION FUNDING CLO,
                                         LTD.

                                         By:  Highland Capital Management, L.P.

                                         As Collateral Manager



                                         By:       /s/ Mark Okada
                                            ------------------------------------
                                            Name:   Mark Okada
                                            Title:  Chief Investment Officer
                                                    Highland Capital Management,
                                                    L.P.




                                         HIGHLAND LEGACY LIMITED

                                         By:  Highland Capital Management. L.P.

                                         As Collateral Manager



                                         By:       /s/ Mark Okada
                                            ------------------------------------
                                            Name:   Mark Okada
                                            Title:  Chief Investment Officer
                                                    Highland Capital Management,
                                                    L.P.

                                         HIGHLAND OFFSHORE PARTNERS. L.P.

                                         By:  Highland Capital Management, L.P.

                                         As General Partner



                                         By:       /s/ Mark Okada
                                            ------------------------------------
                                            Name:   Mark Okada
                                            Title:  Chief Investment Officer
                                                    Highland Capital Management,
                                                    L.P.






                                         T. ROWE PRICE ASSOCIATES, INC. as
                                         Collateral Manager for



                                         INNER HARBOR CBO 2001-1 LTD



                                         By:       /s/ Darrell N. Braman
                                            ------------------------------------
                                            Name:   Darrell N. Braman
                                            Title:  Vice President






                                         KZH CYPRESSTREE-1 LLC



                                         By:       /s/ Hi Hua
                                            ------------------------------------
                                            Name:   Hi Hua
                                            Title:  Authorized Agent

                                         KZH ING-2 LLC



                                         By:       /s/ Hi Hua
                                            ------------------------------------
                                            Name:   Hi Hua
                                            Title:  Authorized Agent





                                         KZH PAMCO LLC



                                         By:       /s/ Hi Hua
                                            ------------------------------------
                                            Name:   Hi Hua
                                            Title:  Authorized Agent






                                         KZH STERLING LLC



                                         By:       /s/ Hi Hua
                                            ------------------------------------
                                            Name:   Hi Hua
                                            Title:  Authorized Agent






                                         MAGMA CDO LTD.



                                         By:       /s/ Kaitlin Trinh
                                            ------------------------------------
                                            Name:   Kaitlin Trinh
                                            Title:  Fund Controller

                                         ML CBO IV (CAYMAN) LTD.

                                         By:  Highland Capital Management, L.P.

                                         As Collateral Manager



                                         By:       /s/ Mark Okada
                                            ------------------------------------
                                            Name:   Mark Okada
                                            Title:  Chief Investment Officer
                                                    Highland Capital Management,
                                                    L.P.






                                         MORGAN STANLEY SENIOR FUNDING, INC.



                                         By:       /s/ James Morgan
                                            ------------------------------------
                                            Name:   James Morgan
                                            Title:  Vice President






                                         ORIX FINANCE CORP. I



                                         By:       /s/ S. H. Davis
                                            ------------------------------------
                                            Name:   Sheppard H.C. Davis, Jr.
                                            Title:  Authorized Representative

                                         PAMCO CAYMAN LTD.

                                         By:  Highland Capital Management, L.P.

                                         As Collateral Manager



                                         By:       /s/ Mark Okada
                                            ------------------------------------
                                            Name:   Mark Okada
                                            Title:  Chief Investment Officer
                                                    Highland Capital Management,
                                                    L.P.






                                         SAWGRASS TRADING LLC



                                         By:       /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:   Diana M. Himes
                                            Title:  Assistant Vice President






                                         SEQUILS - CENTURION V, LTD.
                                         By:  American Express Asset
                                         Management Group, Inc.
                                         as Collateral Manager



                                         By:       /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Name:   Leanne Stavrakis
                                            Title:  Director - Operations

                                         STELLAR FUNDING, LTD.



                                         By:       /s/ Kaitlin Trinh
                                            ------------------------------------
                                            Name:   Kaitlin Trinh
                                            Title:  Fund Controller






                                         TORONTO DOMINION (NEW YORK), INC.



                                         By:       /s/ Stacey Malek
                                            ------------------------------------
                                            Name:   Stacey Malek
                                            Title:  Vice President






                                         UNION BANK OF CALIFORNIA, N.A.



                                         By:       /s/ Joel Steiner
                                            ------------------------------------
                                            Name:   Joel Steiner
                                            Title:  Vice President

                             Canyon Capital Advisors
                            9665 Wilshire Blvd., #200
                             Beverly Hills, CA 90212


                         PROPORTIONATE VOTING PROVISION

The undersigned, Canpartners Investments IV, LLC. ("Canyon"), is a Lender to PEGASUS MEDIA & COMMUNICATION, INC., dated as of JANUARY 14, 2000 (the "Credit Agreement".) Canyon's approval of a proposed THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT has been requested pursuant to the terms of the Credit Agreement. The THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (without counting failure to vote or abstentions.)


CANPARTNERS INVESTMENTS IV, LLC,
a California limited liability company



By:      /s/ R.C. B. Evensen                Date:            7/21/03
         --------------------------------        ------------------------------
           R. Christian B. Evensen
           Authorized Member

                              JOINDER BY GUARANTORS
                              ---------------------

         Each of the undersigned Parent and Subsidiaries of Pegasus Media & Communications, Inc., (the "Guarantors") hereby (a) jointly and severally joins in the execution of the foregoing Third Amendment to Credit Agreement and Consent dated as of July 22, 2003 (the "Amendment"), to which this Joinder is attached, to confirm its respective consent to all of the transactions contemplated by the Amendment, all prior amendments, and all agreements and instruments executed and delivered in connection therewith, and (b) in the case of the Subsidiaries, jointly and severally reaffirms and ratifies its guaranty of the Obligations and jointly and severally reaffirms and ratifies all agreements set forth in such Security Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guarantee and secure any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are now set forth in such Security Documents.

PEGASUS SATELLITE COMMUNICATIONS, INC.
PEGASUS BROADCAST TELEVISION, INC.
WOLF LICENSE CORP.
WDSI LICENSE CORP.
WDBD LICENSE CORP.
WILF, INC.
BRIDE COMMUNICATIONS, INC.
HMW, INC.
PORTLAND BROADCASTING, INC.
B.T. SATELLITE, INC.
TELECAST OF FLORIDA, INC.
WTLH LICENSE CORP.
PST HOLDINGS, INC.
PEGASUS SATELLITE TELEVISION, INC.
CARR RURAL TV, INC.
PEGASUS SATELLITE TELEVISION OF ILLINOIS, INC.
GOLDEN SKY HOLDINGS, INC.
GOLDEN SKY DBS, INC.
GOLDEN SKY SYSTEMS, INC.
ARGOS SUPPORT SERVICES COMPANY
DBS TELE-VENTURE INC.
PRIMEWATCH, INC.
HENRY COUNTY MRTV, INC.


By:       /s/ Scott A. Blank
   -----------------------------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President

PEGASUS BROADCAST ASSOCIATES, L.P.

By:   WILF, INC.,
      as General Partner




By:       /s/ Scott A. Blank
   -------------------------------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President

DTS MANAGEMENT, LLC

By: PEGASUS SATELLITE TELEVISION, INC.,
    as sole member


By:       /s/ Scott A. Blank
   -------------------------------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President



DIGITAL TELEVISION SERVICES OF INDIANA, LLC

By: DTS MANAGEMENT, LLC,
    as sole member

By: PEGASUS SATELLITE TELEVISION, INC.,
    as sole member


By:       /s/ Scott A. Blank
   -------------------------------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President



DCE SATELLITE ENTERTAINMENT, LLC

By: GOLDEN SKY SYSTEMS, INC.,
    as sole member


By:       /s/ Scott A. Blank
   -------------------------------------------------------
   Name:  Scott A. Blank
   Title: Senior Vice President

                                                                       Exhibit A
                                                                       ---------

                 [FORM OF SCHEDULE 7.03(f) TO CREDIT AGREEMENT]

                                SCHEDULE 7.03(f)

Owned Stations
--------------

          City                  Call Letters                 Channel
          ----                  ------------                 -------

Chattanooga, TN             WDSI                      61
Cleveland, TN               WPDP*                     25
Bainbridge, GA              WTLH                      49
Valdosta, GA                WBVJ*                     35
Quitman, GA                 WBFL*
Portland, ME                WPXT                      51
Hazelton, PA                WOLF                      56
Williamsport, PA            WILF                      53
Sayre, PA                   W52CE*                    52
Clark Summit                W24CO*                    24
PA
Tylertown, MS**             W23CM                     23



LMAs (licenses and assets owned by others)
------------------------------------------

          City                  Call Letters                 Channel
          ----                  ------------                 -------

Lewiston, Maine             WPME                      38
Live Oak, FL                WFXU                      57
High Springs, FL            WGFL                      53
Lake City, FL               WLCF                      11
Gainesville, FL             WYPN                      45
Scranton, PA                WSWB                      38
Tallahassee, FL             WTLF-DT                   24




     *-Each denotes a low-power television station and expands the coverage of, and acts as a "repeator" for, another full-power station listed. WPDP repeats WDSI; WBVJ and WBFL repeat WFXU; W52CE and W24CO repeat WOLF.

     **-Construction permit granted June 13, 2002 and expires June 13 2005.

                                                                       EXHIBIT B
                                                                       ---------

                        [FORM OF INTERCREDITOR AGREEMENT]


                             INTERCREDITOR AGREEMENT


                  This Intercreditor Agreement, dated as of August 1, 2003, is entered into among DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Senior Credit Agreement Agent (as defined below), DBS INVESTORS AGENT, INC., as administrative agent under the Term Loan Agreement referred to below, and PEGASUS SATELLITE COMMUNICATIONS, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H :

                  Whereas, Pegasus Media & Communications, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("PM&C"), the financial institutions party to the Existing Credit Agreement referred to below as lenders and issuing banks, CIBC World Markets Corp. and Deutsche Bank Securities, Inc., as co-arrangers, Canadian Imperial Bank of Commerce, as syndication agent, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as administrative agent for such lenders and issuing banks (in such capacity, the "Existing Credit Agreement Agent") and Fleet National Bank, as documentation agent for such lenders and issuing banks, are parties to a First Amended and Restated Credit Agreement, dated as of January 14, 2000, as amended by that certain First Amendment to Credit Agreement, dated as of July 23, 2001, as further amended by that certain Second Amendment to Credit Agreement dated as of November 13, 2001 and as further amended by that certain Third Amendment to Credit Agreement and Consent dated as of July 22, 2003 (the "Third Amendment") (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"); and

                  WHEREAS, the Company has entered into the Existing Credit Agreement Guaranty (as defined below) in favor of the Existing Credit Agreement Agent in support of the obligations of PM&C under the Existing Credit Agreement; and

                  Whereas, the Company, the financial institutions party to the Amended and Restated Term Loan Agreement referred to below as lenders and DBS Investors Agent, Inc., as administrative agent for such lenders (in such capacity, the "Term Loan Agent") have entered into an Amended and Restated Term Loan Agreement, dated as of August 1, 2003 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"); and

                  Whereas, it is a condition precedent to the effectiveness of the Third Amendment and to the obligation of the lenders under the Term Loan Agreement to fund the initial borrowings thereunder that this Agreement be entered into.

                  Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

                                                                       EXHIBIT B
                                                                          Page 2

                  Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

                  "Agreement" shall mean this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute.

                  "Business Day" shall mean any day other than Saturday, Sunday and a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

                  "Common Collateral" shall mean all of the assets of the Company constituting both Senior Lender Collateral and Term Loan Lender Collateral, other than the Other Common Collateral and the Pari Passu Common Collateral.

                  "Common Collateral Recovery" shall have the meaning set forth in Section 6.2(a) hereof.

                  "Default" shall mean an event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

                  "Discharge of Senior Lender Claims" shall mean indefeasible payment in full in cash of the principal of, interest and premium, if any, on all indebtedness outstanding under the Senior Credit Agreement and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with termination of all commitments to extend credit thereunder, and indefeasible payment in full in cash of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest and other amounts are paid.

                  "Discharge of Term Loan Lender Claims" shall mean indefeasible payment in full in cash of the principal of, interest and premium, if any, on all indebtedness outstanding under the Term Loan Agreement and indefeasible payment in full in cash of any other Term Loan Lender Claims that are due and payable at or prior to the time such principal and interest and other amounts are paid.

                  "Event of Default" shall mean, as the context shall require, an "event of default" as defined in the Senior Credit Agreement or the Term Loan Agreement, as the case may be.

                  "Existing Credit Agreement" shall have the meaning set forth in the recitals hereto.

                                                                       EXHIBIT B
                                                                          Page 3

                  "Existing Credit Agreement Agent" shall have the meaning set forth in the recitals hereto.

                  "Existing Credit Agreement Guaranty" shall mean the First Amended and Restated Limited Recourse Guaranty dated as of January 14, 2000, between the Company and the Existing Credit Agreement Agent, as amended by the First Amendment to the First Amended and Restated Limited Recourse Guaranty dated as of August 1, 2003, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Existing Credit Agreement Pledge" shall mean the First Amended & Restated Securities Pledge Agreement dated as of January 14, 2000, between the Company and the Existing Credit Agreement Agent, as amended by the First Amendment to the First Amended and Restated Securities Pledge Agreement dated as of August 1, 2003, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Company or PM&C, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company or PM&C or with respect to any of their assets, (c) any liquidation, dissolution, reorganization or winding up of the Company or PM&C whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or PM&C.

                  "Lien" shall mean any mortgage, pledge, hypothecation, deposit arrangement, encumbrance, assignment, lien (statutory or other), charge, option or other security interest, any restriction or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Other Common Collateral" shall mean all cash and other items in the PSC Collateral Account (as defined in the Term Loan Lender Pledge), including, without limitation, all payments (whether on account of principal, interest or otherwise) received by the Company from PM&C in respect of indebtedness of PM&C owed to the Company, all Tax Sharing Payments (as defined in the Term Loan Agreement) received by the Company and all amounts received by the Company from PM&C under intercompany loans made to the Company from PM&C constituting both Senior Lender Collateral and Term Loan Lender Collateral.

                  "Other Common Collateral Recovery" shall have the meaning set forth in Section 6.2(b) hereof.

                  "Pari Passu Common Collateral" shall mean all of the capital stock of the L/C Subsidiary (as defined in the Term Loan Agreement) and any other Person, other than an Immaterial Subsidiary (as defined in the Term Loan Agreement) and PM&C, now or hereafter owned or acquired by the Company, all dividends and distributions thereon and all proceeds thereof and all cash and other items in the L/C Collateral Account (as defined in the Term Loan Lender Pledge) constituting both Senior Lender Collateral and Term Loan Lender Collateral.

                                                                       EXHIBIT B
                                                                          Page 4

                  "Pari Passu Common Collateral Recovery" shall have the meaning set forth in Section 6.2(c) hereof.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, business unit, unincorporated organization, or other organization, whether or not a legal entity, or any government or any agency or political subdivision thereof.

                  "PM&C" shall have the meaning set forth in the recitals hereto.

                  "Required Lenders" shall mean, with respect to any amendment or modification of any Senior Loan Document, or any termination or waiver of any provision of any Senior Loan Document, or any consent or departure by PM&C therefrom, those Senior Lenders, the approval of which is required under the Senior Credit Agreement to approve such amendment or modification, termination or waiver or consent or departure.

                  "Senior Credit Agreement" shall mean the Existing Credit Agreement and the credit agreement governing any Senior Credit Agreement Refinancing.

                  "Senior Credit Agreement Agent" shall mean the Existing Credit Agreement Agent or the then acting administrative agent for the Senior Lenders under the Senior Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Credit Agreement Agent under the Senior Credit Agreement, the Required Lenders.

                  "Senior Credit Agreement Guaranty" means the Existing Credit Agreement Guaranty and any non-recourse guaranty entered into by the Company in connection with a Senior Credit Agreement Refinancing guarantying the obligations of PM&C under the Senior Credit Agreement which is secured only by the Senior Lender Collateral, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Senior Credit Agreement Refinancing" shall mean any indebtedness that is permitted to be incurred under Section 7.01(b)(ii) and/or
(c) of the Term Loan Agreement and qualifies as "Permitted Indebtedness" under and as defined in the Term Loan Agreement; provided, that no such indebtedness shall constitute a Senior Credit Agreement Refinancing until the Company delivers to the Term Loan Agent a certificate of an Authorized Officer (as defined in the Term Loan Agreement) demonstrating that such indebtedness is permitted to be incurred under Section 7.01(b)(ii) and/or (c) of the Term Loan Agreement and qualifies as "Permitted Indebtedness" under the Term Loan Agreement, together with a copy of the principal Senior Lender Documents that will evidence or govern such indebtedness.

                  "Standstill Period" shall have the meaning set forth in
Section 3.3(a) hereof.

                  "Senior Lender Claims" shall mean all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to the Senior Lender Documents or any of them, the Indebtedness

                                                                       EXHIBIT B
                                                                          Page 5

under each of which is permitted by Section 7.01 of the Term Loan Agreement. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding with respect to PM&C, accrue) after the commencement of an Insolvency or Liquidation Proceeding with respect to PM&C in accordance with and at the rate specified in the Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding with respect to PM&C. To the extent any payment with respect to the Senior Lender Claims (whether by or on behalf of the Company, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in the first sentence of this definition, any Indebtedness under the Senior Lender Documents shall constitute a "Senior Lender Claim" if the Senior Credit Agreement Agent shall have received a representation from the Company in the Senior Lender Documents evidencing such Indebtedness (or a certificate from an authorized officer of the Company delivered in connection with such Senior Lender Documents) that such Indebtedness is then permitted by
Section 7.01 of the Term Loan Agreement (whether or not such Indebtedness was at any time determined not to have been permitted to be incurred under the Term Loan Agreement).

                  "Senior Lender Collateral" shall mean all of the capital stock of PM&C now or hereafter owned or acquired by the Company, all dividends and distributions thereon and all proceeds thereof and all cash and other items in the Borrower Collateral Account (as defined in the Term Loan Agreement) and the PSC Collateral Account (as defined in the Term Loan Agreement) of the Company, and all other property and accounts of PM&C or the Company identified as "Collateral" in which a Lien is purported to be granted in the Senior Lender Collateral Documents.

                  "Senior Lender Collateral Documents" shall mean the Existing Credit Agreement Pledge, the Senior Credit Agreement Guaranty and any other document or instrument executed and delivered pursuant to any Senior Lender Document or otherwise pursuant to which a Lien on the Senior Lender Collateral is granted by the Company to secure the Senior Lender Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Senior Lender Documents" shall mean the Senior Credit Agreement, the Senior Credit Agreement Guaranty, the Senior Lender Collateral Documents, all documents and instruments evidencing or governing any other obligation under the Senior Credit Agreement and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing or governing any Senior Lender Claims, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Senior Lenders" shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Credit Agreement Agent.

                  "Term Loan Agent" shall include, in addition to the Term Loan Agent referred to in the recitals hereto, the then acting administrative agent under the Term Loan Agreement and any successor thereto exercising substantially the same rights and powers, or if there is no acting administrative agent under the Term Loan Agreement, the Term Loan Lenders holding a majority in principal amount of Term Loan Lender Claims then outstanding.

                                                                       EXHIBIT B
                                                                          Page 6

                  "Term Loan Agreement" shall include, in addition to the Term Loan Agreement referred to in the recitals hereto, any term loan agreement or other agreement governing any Replacement Parent Term Debt (as defined in the Third Amendment).

                  "Term Loan Lender Claims" shall mean all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to the Term Loan Lender Documents or any of them, to the extent permitted by Section 7.13(g) (or substantially similar successor provision) of the Senior Credit Agreement. Term Loan Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding with respect to the Company, accrue) after the commencement of an Insolvency or Liquidation Proceeding with respect to the Company in accordance with and at the rate specified in the Term Loan Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding with respect to the Company. To the extent any payment with respect to the Term Loan Lender Claims (whether by or on behalf of the Company, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  "Term Loan Lender Collateral" shall mean all of the capital stock of PM&C now or hereafter owned or acquired by the Company, all dividends and distributions thereon and all proceeds thereof and all cash and other items in the Borrower Collateral Account (as defined in the Term Loan Agreement) and the PSC Collateral Account (as defined in the Term Loan Agreement) of the Company, and all other property and accounts of the Company identified as "Collateral" in which a Lien is purported to be granted in the Term Loan Lender Collateral Documents.

                  "Term Loan Lender Collateral Documents" shall mean the Term Loan Lender Pledge and any document or instrument executed and delivered pursuant to any Term Loan Lender Document at any time or otherwise pursuant to which a Lien on the Term Loan Lender Collateral is granted by the Company to secure the Term Loan Lender Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Term Loan Lender Documents" shall mean the Term Loan Agreement, the Term Loan Lender Collateral Documents, all documents and instruments evidencing or governing any other obligation under the Term Loan Agreement and any other related document or instrument executed and delivered pursuant to any Term Loan Lender Document at any time or otherwise evidencing or governing any Term Loan Lender Claims, as the same may be amended, supplemented or otherwise modified from time to time.

                                                                       EXHIBIT B
                                                                          Page 7

                  "Term Loan Lender Pledge" shall mean the Amended and Restated Security and Pledge Agreement, dated as of August 1, 2003, between the Company and the Term Loan Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Term Loan Lenders" shall mean the Persons holding Term Loan Lender Claims, including, without limitation, the Term Loan Agent.

                  "Third Amendment" shall have the meaning set forth in the recitals hereto.

                  "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

                  Section   2.      Lien Priorities.
                                    ---------------

         2.1      Subordination of Liens.

                  (a) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens (or of the filing of any relevant financing statement) granted to the Term Loan Agent or the Term Loan Lenders on the Common Collateral or of any Liens granted to the Senior Credit Agreement Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Term Loan Lender Documents or the Senior Lender Documents or any other circumstance whatsoever, the Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby agrees that: (i) any Lien on the Common Collateral securing the Senior Lender Claims now or hereafter held by or on behalf of the Senior Credit Agreement Agent or the Senior Lenders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise shall be senior in all respects and shall be prior to any Lien on the Common Collateral securing the Term Loan Lender Claims; and (ii) any Lien on the Common Collateral now or hereafter held by the Term Loan Agent or the Term Loan Lenders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing the Senior Lender Claims.

                  (b) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens (or of the filing of any relevant financing statement) granted to the Term Loan Agent or the Term Loan Lenders on the Other Common Collateral or of any Liens granted to the Senior Credit Agreement Agent or the Senior Lenders on the Other Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Term Loan Lender Documents or the Senior Lender Documents or any other circumstance whatsoever, the Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, hereby agrees that: (i) any Lien on the Other Common Collateral securing the Term Loan Lender Claims now or hereafter held by or on behalf of the Term Loan Agent or the Term Loan Lenders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise shall be senior in all respects and shall be prior to any Lien on the Other Common Collateral securing the Senior Lender Claims; and (ii) any Lien on the Other Common Collateral now or hereafter held by the Senior Credit Agreement Agent or the Senior Lenders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Other Common Collateral securing the Term Loan Lender Claims.

                                                                       EXHIBIT B
                                                                          Page 8

                  (c) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens (or of the filing of any relevant financing statement) granted to the Term Loan Agent or the Term Loan Lenders on the Pari Passu Common Collateral or of any Liens granted to the Senior Credit Agreement Agent or the Senior Lenders on the Pari Passu Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Term Loan Lender Documents or the Senior Lender Documents or any other circumstance whatsoever, the Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, and the Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby agree that: (i) any Lien on the Pari Passu Common Collateral securing the Term Loan Lender Claims now or hereafter held by or on behalf of the Term Loan Agent or the Term Loan Lenders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise shall be equal in all respects and shall be pari passu to any Lien on the Pari Passu Common Collateral securing the Senior Lender Claims; and (ii) any Lien on the Pari Passu Common Collateral now or hereafter held by the Senior Credit Agreement Agent or the Senior Lenders, on the one hand, or the Term Loan Agent or the Term Loan Lenders, on the other hand, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be equal and pari passu in all respects to all Liens on the Pari Passu Common Collateral securing the Term Loan Lender Claims and the Senior Lender Claims.

         2.2 Prohibition on Contesting Liens. Each of the Term Loan Agent, for itself and on behalf of each Term Loan Lender, and the Senior Credit Agreement Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding with respect to the Company or PM&C), the priority, validity or enforceability of a Lien held by the Senior Lenders in the Senior Lender Collateral or by the Term Loan Lenders in the Term Loan Lender Collateral, as the case may be.

         2.3 Acknowledgment. The Term Loan Agent, on behalf of itself and the Term Loan Lenders, acknowledges that a portion of the Senior Lender Claims represent Indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Lender Claims may be modified, extended or amended from time to time, and the aggregate amount of the Senior Lender Claims may be increased, replaced or refinanced, all without further notice to or consent by the Term Loan Lenders and without affecting the provisions hereof. The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, acknowledges that the terms of the Term Loan Lender Claims may be modified, extended or amended from time to time to the extent permitted by the Senior Credit Agreement and this Agreement, and the aggregate amount of the Term Loan Lender Claims may be increased, replaced or refinanced to the extent permitted by the Senior Credit Agreement and this Agreement, all without further notice to or consent by the Senior Lenders and without affecting the provisions hereof. The priorities provided in Section 2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, replacement, renewal, restatement or refinancing of either the Senior Lender Claims or the Term Loan Lender Claims (or any portion thereof), nor by any action that the Senior Lenders or the Term Loan Lenders may take or fail to take in respect of the Common Collateral, the Other Common Collateral or the Pari Passu Common Collateral. Notwithstanding the

                                                                       EXHIBIT B
                                                                          Page 9

foregoing, the amount of indebtedness treated as (i) Senior Lender Claims shall not exceed the amount of indebtedness permitted to be incurred under the Senior Lender Documents under Section 7.01 of the Term Loan Agreement and (ii) Term Loan Lender Claims shall not exceed the amount of indebtedness permitted to be incurred under the Term Loan Lender Documents pursuant to restrictions contained in the Senior Credit Agreement.

                  Section  3.        Enforcement.
                                     -----------

         3.1      Exercise of Remedies Against Common Collateral.

                  (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or PM&C , (i) the Term Loan Agent and the Term Loan Lenders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Credit Agreement Agent or any Senior Lender, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the Senior Credit Agreement Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Term Loan Agent or any Term Loan Lender; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Company or PM&C, the Term Loan Agent may file a claim or statement of interest with respect to the Term Loan Lender Claims, and
(B) the Term Loan Agent may take any action not adverse to the Liens on the Common Collateral securing the Senior Lender Claims in order to preserve or protect its rights in the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Senior Credit Agreement Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder or refrain from exercising remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by the Senior Credit Agreement Agent to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction and all rights and remedies under the Senior Lender Documents.

                  (b) The Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that the Term Loan Lenders will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in Section

                                                                       EXHIBIT B
                                                                         Page 10

3.1(a)(ii) above, the sole right of the Term Loan Agent and the Term Loan Lenders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Term Loan Lender Documents which is junior and subordinate in all respects to all Liens on the Common Collateral securing the Senior Lender Claims for the period and to the extent granted in the Term Loan Lender Documents and to receive a share of the proceeds thereof, if any, after the Discharge of the Senior Lender Claims has occurred.

                  (c) The Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby (i) agrees that it and the Term Loan Lenders will not take any action that would hinder any exercise of remedies undertaken by the Senior Credit Agreement Agent under the Senior Lender Documents against the Common Collateral, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) waives any and all rights it and such Term Loan Lenders may have as a junior lien creditor or otherwise as a creditor to object to the manner in which the Senior Credit Agreement Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Common Collateral, regardless of whether any action or failure to act by or on behalf of the Senior Credit Agreement Agent or Senior Lenders is adverse to the interest of the Term Loan Lenders.

                  (d) The Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that, prior to the Discharge of Senior Lender Claims, it and each such Term Loan Lender will not commence, or join with any Person (other than the Senior Lenders and the Senior Credit Agreement Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien on the Common Collateral held by them.

                  (e) The Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that (i) it and each such Term Loan Lender will not take or cause to be taken any action, the purpose or effect of which is, or could be, to give any Term Loan Lender any preference or priority relative to the Senior Lenders with respect to the Common Collateral or any part thereof, (ii) it and each such Term Loan Lender will not exercise any right to vote against, withhold consent to or otherwise object to, interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any exercise of remedies against the Common Collateral by the Senior Credit Agreement Agent or any other Senior Lender or with the consent of Senior Credit Agreement Agent and (iii) it and each such Term Loan Lender will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, (A) to contest the validity or enforceability of the Senior Lender Claims (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Senior Lender Claims are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise) or (B) to challenge the enforceability of any provision of this Agreement, and waives and relinquishes any right to contest the validity or enforceability of the Senior Lender Claims or challenge such enforceability.

                                                                       EXHIBIT B
                                                                         Page 11

         3.2 Exercise of Remedies Against Other Common Collateral and Pari Passu Common Collateral.

                  (a) So long as the Discharge of Term Loan Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, (i) the Senior Credit Agreement Agent and the Senior Lenders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Other Common Collateral or Pari Passu Common Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Term Loan Agent or any Term Loan Lender, or any other exercise by any such party, of any rights and remedies relating to the Other Common Collateral or Pari Passu Common Collateral under the Term Loan Lender Documents or otherwise, or object to the forbearance by the Term Loan Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Other Common Collateral or Pari Passu Common Collateral and (ii) the Term Loan Agent and the Term Loan Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Other Common Collateral and Pari Passu Common Collateral without any consultation with or the consent of the Senior Credit Agreement Agent or any Senior Lender; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Company, the Senior Credit Agreement Agent may file a claim or statement of interest with respect to the Senior Lender Claims, and (B) the Senior Credit Agreement Agent may take any action not adverse to the Liens on the Other Common Collateral and Pari Passu Common Collateral securing the Term Loan Lender Claims in order to preserve or protect its rights in the Other Common Collateral and Pari Passu Common Collateral. In exercising rights and remedies with respect to the Other Common Collateral and Pari Passu Common Collateral, the Term Loan Agent and the Term Loan Lenders may enforce the provisions of the Term Loan Lender Documents and exercise remedies thereunder or refrain from exercising remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by the Term Loan Agent to sell or otherwise dispose of Other Common Collateral or Pari Passu Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction and all rights and remedies under the Term Loan Lender Documents.

         (b) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, agrees that the Senior Lenders will not take or receive any Other Common Collateral or Pari Passu Common Collateral or any proceeds of Other Common Collateral or Pari Passu Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Other Common Collateral or Pari Passu Common Collateral, unless and until the Discharge of Term Loan Lender Claims has occurred (except as provided in Section 4.1(c) of this Agreement with respect to Pari Passu Common Collateral). Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Lender Claims has occurred, except as expressly provided in the proviso in
Section 3.2(a)(ii) above, the sole right of the Senior Credit Agreement Agent

                                                                       EXHIBIT B
                                                                         Page 12

and the Senior Lenders with respect to the Other Common Collateral and Pari Passu Common Collateral is to hold a Lien on the Other Common Collateral and Pari Passu Common Collateral pursuant to the Senior Lender Documents which, (i) in the case of the Other Common Collateral, is junior and subordinate in all respects to all Liens on the Other Common Collateral securing the Term Loan Lender Claims and (ii), in the case of the Pari Passu Common Collateral is equal and pari passu in all respects to all Liens on the Pari Passu Common Collateral securing the Term Loan Lender Claims, in each case for the period and to the extent granted in the Senior Lender Documents and to receive a share of the proceeds thereof, if any, after the Discharge of the Term Loan Lender Claims has occurred (except as provided in Section 4.1(c) of this Agreement with respect to Pari Passu Common Collateral).

                  (c) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, hereby (i) agrees that it and the Senior Lenders will not take any action that would hinder any exercise of remedies undertaken by the Term Loan Agent under the Term Loan Lender Documents against the Other Common Collateral or Pari Passu Common Collateral, including any sale, lease, exchange, transfer or other disposition of the Other Common Collateral or Pari Passu Common Collateral, whether by foreclosure or otherwise, and (ii) waives any and all rights it and such Senior Lenders may have as a junior lien creditor or otherwise as a creditor to object to the manner in which the Term Loan Agent or the Term Loan Lenders seek to enforce or collect the Term Loan Lender Claims or the Liens granted in any of the Other Common Collateral or Pari Passu Common Collateral, regardless of whether any action or failure to act by or on behalf of the Term Loan Agent or Term Loan Lenders is adverse to the interest of the Senior Lenders.

                  (d) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, agrees that, prior to the Discharge of Term Loan Lender Claims, it and each such Senior Lender will not commence, or join with any Person (other than the Term Loan Lenders and the Term Loan Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien on the Other Common Collateral or Pari Passu Common Collateral held by them.

                  (e) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, agrees that (i) it and each such Senior Lender will not take or cause to be taken any action, the purpose or effect of which is, or could be, to give any Senior Lender any preference or priority relative to the Term Loan Lenders with respect to the Other Common Collateral or Pari Passu Common Collateral or any part thereof, (ii) it and each such Senior Lender will not exercise any right to vote against, withhold consent to or otherwise object to, interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any exercise of remedies against the Other Common Collateral or Pari Passu Common Collateral by the Term Loan Agent or any other Term Loan Lender or with the consent of Term Loan Agent and (iii) it and each such Senior Lender will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, (A) to contest the validity or enforceability of the Term Loan Lender Claims (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Term Loan Lender Claims are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise) or (B) to challenge the enforceability of any provision of this Agreement, and waives and relinquishes any right to contest the validity or enforceability of the Term Loan Lender Claims or challenge such enforceability.

                                                                       EXHIBIT B
                                                                         Page 13

         3.3      Standstill.

                  (a) Notwithstanding anything to the contrary contained in this Agreement or any Term Loan Lender Document, if a Default under the Term Loan Agreement has occurred and is continuing and is not cured prior to the applicable grace period (if any) set forth in Article VIII of the Term Loan Agreement for any such Default, neither the Term Loan Agent nor any Term Loan Lender may exercise any rights or remedies with respect to any such Default, including, but not limited to, any action (i) to demand or sue for collection of amounts payable under the Term Loan Lender Documents, (ii) to declare, or join in the declaration of, any Term Loan Lender Claims to be due and payable prior to their stated maturity or otherwise accelerate the maturity of the principal of the Term Loan Lender Claims, accrued interest thereon or any other obligations on or related to the Term Loan Lender Claims, (iii) to commence, or join in the commencement of, any administrative, legal or equitable action (including, without limitation, any Insolvency or Liquidation Proceeding) against the Company, (iv) to seek to attach, sequester or otherwise proceed against any assets or property of the Company, or (v) to otherwise collect or seek enforcement of payment of any Term Loan Lender Claims or otherwise attempt to recover payment in respect of any Term Loan Lender Claims, prior to the end of any period (a "Standstill Period") beginning with the date of such Default under the Term Loan Agreement and ending on the earliest of (A) 180 days after the date the Senior Credit Agreement Agent is notified in writing by the Term Loan Agent that such Default has become or constitutes an Event of Default under the Term Loan Agreement, (B) the date on which the Senior Credit Agreement Agent notifies the Term Loan Agent that such Standstill Period has been terminated,
(C) the date on which the Senior Lender Claims are accelerated or otherwise become due, (D) the date on which any default occurs with respect to any Existing PSC Indebtedness (as defined in the Term Loan Agreement) or Replacement PSC Indebtedness (as defined in the Term Loan Agreement) if the effect of such default is to permit the holders of such indebtedness to accelerate the maturity of such indebtedness, (E) the date on which any Event of Default in the payment or mandatory prepayment of principal, interest or any other premium, or fee occurs under the Term Loan Agreement or (F) the date upon which any payment of interest or cash equity contribution contemplated by the third to last sentence of this Section 3.3(a) is made if such payment of interest or cash equity contribution is not permitted to be made at such time pursuant to such sentence. Notwithstanding anything to the contrary contained in the Term Loan Lender Documents, if a Default under the Term Loan Agreement has occurred and is continuing, the Term Loan Agent and the Term Loan Lenders shall not block or otherwise restrict any payments from the PSC Collateral Account or L/C Collateral Account (each as defined in the Term Loan Lender Pledge) at the times and for the purposes specified in the following clauses (i) and (ii) by reason of such Default during any Standstill Period and will permit (i) amounts to be released and withdrawn from the Borrower Collateral Account (as defined in the Term Loan Lender Pledge) for scheduled payments of interest in respect of the Existing PSC Indebtedness and any Replacement PSC Indebtedness (each as defined in the Term Loan Agreement) during only the period beginning with the relevant Default giving rise to a Standstill Period and ending on the earlier of (x) the date upon which such Standstill Period ends in accordance with this Section 3.3(a) and (y) the date which is 90 days after delivery of the notice of the Event of Default to which such Standstill Period relates (but not after such 90 day period), to the extent the Senior Credit Agreement Agent and the Senior Lenders have consented to such payments of interest and (ii) at any and all times during any Standstill Period, cash equity contributions by Pegasus

                                                                       EXHIBIT B
                                                                         Page 14

Communications Corporation into the Company which are promptly contributed as capital contributions in cash to PM&C, so long as such contributions are applied by PM&C for purposes other than dividends or other distributions on equity of PM&C; and the Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that notwithstanding anything to the contrary contained in the Term Loan Lender Documents, no Default or Event of Default under the Term Loan Agreement shall result from any of the foregoing payments or contributions. In no event shall the Standstill Period or Standstill Periods exceed 180 days in any 360 day period. If the Term Loan Agent or any Term Loan Lender, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or proceeding against the Company, the Company may interpose as a defense or plea the applicable provisions of this Agreement, and the holders of or representatives of the holders of, the relevant Senior Lender Claims may intervene, and interpose such defense or plea in its or their own name or in the name of the Company, and shall, in any event, have standing to restrain in the enforcement of the Term Loan Lender Claims in its or their own name or in the name of the Company in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding.

                  (b) Term Loan Agent and Senior Credit Agreement Agent hereby acknowledge that corresponding and substantially identical provisions as the following provisions in the Term Loan Agreement exist and may exist in the future in the Senior Credit Agreement: Sections 5.02(a), 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, 6.08, 6.09, 6.10, 6.12, 6.13, 7.04, 7.06, 7.07, 7.11, 7.13(c),
7.14, 7.15, 7.17 and 8(g) (such provisions and the substantially identical provisions in the Senior Credit Agreement, the "Common Provisions"). Notwithstanding anything to the contrary contained in the Term Loan Lender Documents, if any waiver (including any waiver given on a prospective basis) of a Common Provision in the Senior Credit Agreement shall become effective in accordance with the terms of the applicable Senior Lender Documents with respect to a specified event or condition then such waiver shall in each case be deemed to have automatically and immediately, without any further action, concurrence, consent or approval by the Term Loan Agent, any Term Loan Lender or the Company, be effective (to the same extent and effect) and be binding on the Company, the Term Loan Agent and the Term Loan Lenders as a waiver of the corresponding Common Provision in the Term Loan Lender Document; provided that (A) with respect to (i) Section 6.04 of the Term Loan Agreement, Senior Credit Agreement Agent shall have given any notice required under such Section to the Term Loan Agent and (ii) Section 6.05 of the Term Loan Agreement, Senior Credit Agreement Agent shall have delivered copies of any financial statements or other information received by it or the Senior Lenders to the Term Loan Agent and (B) neither the Term Loan Agent nor the Term Loan Lenders shall be deemed to have waived or otherwise cured any Default or Event of Default arising under the Term Loan Lender Documents in the event the Senior Credit Agreement Agent or any Senior Lender received any fee (whether in cash or other consideration) in exchange for giving such waiver (other than reimbursement of reasonable out-of-pocket expenses and payment of default interest) unless and until a ratable fee is also received by the Term Loan Lenders on a pro rata basis. Without limiting the effectiveness of the foregoing, the Company and the Senior Credit Agreement Agent agree that promptly after the effectiveness of any such waiver of the Senior Loan Documents, the Senior Credit Agreement Agent and the Company shall provide the Term Loan Agent a written acknowledgement thereof reasonably satisfactory to the Term Loan Agent.

                                                                       EXHIBIT B
                                                                         Page 15

                  Section 4.        Payments.
                                    --------

         4.1             Application of Proceeds.

                  (a) As long as the Discharge of Senior Lender Claims has not occurred, the cash or other proceeds of Common Collateral received in connection with the sale of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Senior Credit Agreement Agent to the Senior Lender Claims in such order as specified in the Senior Credit Agreement until Discharge of Senior Lender Claims has occurred (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Senior Lender Claims are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise). Upon the Discharge of Senior Lender Claims, the Senior Credit Agreement Agent shall deliver to the Term Loan Agent any remaining proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

As long as the Discharge of Term Loan Lender Claims has not occurred, the cash or other proceeds of Other Common Collateral received in connection with the sale of, or collection on, such Other Common Collateral upon the exercise of remedies, shall be applied by the Term Loan Agent to the Term Loan Lender Claims in such order as specified in the Term Loan Agreement until Discharge of Term Loan Lender Claims has occurred (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Term Loan Lender Claims are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise). Upon the Discharge of Term Loan Lender Claims, the Term Loan Agent shall deliver to the Senior Credit Agreement Agent any remaining proceeds of Other Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

                  (b) As long as the Discharge of Term Loan Lender Claims or the Discharge of Senior Lender Claims has not occurred, the cash or other proceeds of Pari Passu Common Collateral received in connection with the sale of, or collection on, such Pari Passu Common Collateral upon the exercise of remedies, shall be applied by the Term Loan Agent ratably to the Term Loan Lender Claims and the Senior Lender Claims in such order as specified in the Term Loan Agreement until Discharge of Term Loan Lender Claims has occurred and the Senior Credit Agreement until the Discharge of Senior Lender Claims has occurred (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Term Loan Lender Claims or the Senior Lender Claims are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise). Upon the Discharge of Term Loan Lender Claims, the Term Loan Agent shall deliver to the Senior Credit Agreement Agent any remaining proceeds of Pari Passu Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

         4.2             Payments Over.

                  (a) The Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby agrees that if it shall obtain possession of any Common Collateral or proceeds thereof in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of

                                                                       EXHIBIT B
                                                                         Page 16

this Agreement or the Senior Lender Documents, then it shall hold such Common Collateral or proceeds in trust for the Senior Credit Agreement Agent and the Senior Lenders and transfer such Common Collateral and proceeds over to the Senior Credit Agreement Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Credit Agreement Agent is hereby authorized to make any such endorsements as agent for the Term Loan Agent or any such Term Loan Lender. This authorization is coupled with an interest and is irrevocable. If, at any time, all or part of any payment with respect to the Senior Lender Claims previously made is rescinded for any reason whatsoever, the Term Loan Lenders shall promptly pay over to the Senior Credit Agreement Agent any payment received by any of them in respect of the Common Collateral and shall promptly turn any Common Collateral then held by any of them over to the Senior Credit Agreement Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the Discharge of Senior Lender Claims has occurred.

                  (b) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, hereby agrees that if it shall obtain possession of any Other Common Collateral or Pari Passu Common Collateral or proceeds thereof in connection with the exercise of any right or remedy (including setoff) relating to the Other Common Collateral or Pari Passu Common Collateral in contravention of this Agreement or the Term Loan Lender Documents, then it shall hold such Other Common Collateral or Pari Passu Common Collateral or proceeds in trust for the Term Loan Agent and the Term Loan Lenders and transfer such Other Common Collateral or Pari Passu Common Collateral and proceeds over to the Term Loan Agent for the benefit of the Term Loan Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Term Loan Agent is hereby authorized to make any such endorsements as agent for the Senior Credit Agreement Agent or any such Senior Lender. This authorization is coupled with an interest and is irrevocable. If, at any time, all or part of any payment with respect to the Term Loan Lender Claims previously made is rescinded for any reason whatsoever, the Senior Lenders shall promptly pay over to the Term Loan Agent any payment received by any of them in respect of the Other Common Collateral or Pari Passu Common Collateral and shall promptly turn any Other Common Collateral or Pari Passu Common Collateral then held by any of them over to the Term Loan Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the Discharge of Term Loan Lender Claims has occurred.

                  Section 5.        Other Agreements.
                                    ----------------

         5.1      Releases Upon Exercise of Remedies.

                  (a) If in connection with the exercise of the Senior Credit Agreement Agent's remedies in respect of the Common Collateral, including any sale, lease, exchange, transfer or other disposition of such Common Collateral, the Senior Credit Agreement Agent, for itself or on behalf of any of the Senior Lenders, releases any of its Liens on all or any part of the Common Collateral, the Liens, if any, of the Term Loan Agent, for itself or for the benefit of the Term Loan Lenders, on the same part of such Common Collateral shall be automatically, unconditionally and simultaneously released, such release shall be binding on the Term Loan Agent and each Term Loan Lender and the Term Loan Agent and each Term Loan Lender shall be deemed to have consented to such

                                                                       EXHIBIT B
                                                                         Page 17

release. The Term Loan Agent, for itself or on behalf of any such Term Loan Lender, promptly shall execute and deliver to the Senior Credit Agreement Agent such termination statements, releases and other documents as the Senior Credit Agreement Agent may request to effectively confirm such release and the Senior Credit Agreement Agent shall have no liability to any Term Loan Lender or Term Loan Agent on account of such release.

                  (b) If in connection with the exercise of the Term Loan Agent's remedies in respect of the Other Common Collateral or Pari Passu Common Collateral, including any sale, lease, exchange, transfer or other disposition of such Other Common Collateral or Pari Passu Common Collateral, the Term Loan Agent, for itself or on behalf of any of the Term Loan Lenders, releases any of its Liens on all or any part of the Other Common Collateral or Pari Passu Common Collateral, the Liens, if any, of the Senior Credit Agreement Agent, for itself or for the benefit of the Senior Lenders, on the same part of such Other Common Collateral or Pari Passu Common Collateral shall be automatically, unconditionally and simultaneously released, such release shall be binding on the Senior Credit Agreement Agent and each Senior Lender and the Senior Credit Agreement Agent and each Senior Lender shall be deemed to have consented to such release. The Senior Credit Agreement Agent, for itself or on behalf of any such Senior Lender, promptly shall execute and deliver to the Term Loan Agent such termination statements, releases and other documents as the Term Loan Agent may request to effectively confirm such release and the Term Loan Agent shall have no liability to any Senior Lender or Senior Credit Agreement Agent on account of such release.

         5.2      Rights As Creditors.

                  (a) Notwithstanding anything to the contrary in this Agreement but subject to Section 3.3 of this Agreement, the Term Loan Agent and the Term Loan Lenders may accelerate the Term Loan Lender Claims and exercise rights and remedies as an unsecured creditor against the Company in accordance with the terms of the Term Loan Lender Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Term Loan Agent or any Term Loan Lenders of the required payments of interest, principal, fees, expenses or other amounts payable under the Term Loan Lender Documents so long as such receipt is not the direct or indirect result of the exercise by the Term Loan Agent or any Term Loan Lender of rights or remedies with respect to the Common Collateral or enforcement of any Lien on the Common Collateral held by any of them in contravention of this Agreement. In the event the Term Loan Agent or any Term Loan Lender becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as a creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Term Loan Lender Claims are so subordinated to such Senior Lender Claims under this Agreement, and neither the Term Loan Agent nor any Term Loan Lender shall execute on any such judgment against any of the Common Collateral until the Discharge of Senior Lender Claims has occurred. Nothing in this Agreement modifies any rights or remedies the Senior Credit Agreement Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

                  (b) Notwithstanding anything to the contrary in this Agreement, the Senior Credit Agreement Agent and the Senior Lenders may accelerate the Senior Lender Claims and exercise rights and remedies as an unsecured creditor against the Company and PM&C and its subsidiaries in

                                                                       EXHIBIT B
                                                                         Page 18

accordance with the terms of the Senior Lender Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Senior Credit Agreement Agent or any Senior Lenders of the required payments of interest, principal, fees, expenses or other amounts payable under the Senior Lender Documents so long as such receipt is not the direct or indirect result of the exercise by the Senior Credit Agreement Agent or any Senior Lender of rights or remedies with respect to the Other Common Collateral or Pari Passu Common Collateral or enforcement of any Lien on the Other Common Collateral or Pari Passu Common Collateral held by any of them in contravention of this Agreement. In the event the Senior Credit Agreement Agent or any Senior Lender becomes a judgment lien creditor in respect of Other Common Collateral or Pari Passu Common Collateral as a result of its enforcement of its rights as a creditor, such judgment lien shall be (i), with respect to any Other Common Collateral, subordinated to the Liens securing Term Loan Lender Claims and (ii), with respect to any Pari Passu Common Collateral, pari passu to the Liens securing Tom Loan under Claims, in each case on the same basis as the other Liens securing the Senior Lender Claims are so subordinated or pari passu (as the case may be) to such Term Loan Lender Claims under this Agreement, and neither the Senior Credit Agreement Agent nor any Senior Lender shall execute on any such judgment against any of the Other Common Collateral or Pari Passu Common Collateral until the Discharge of Term Loan Lender Claims has occurred. Nothing in this Agreement modifies any rights or remedies the Term Loan Agent or the Term Loan Lenders may have with respect to the Term Loan Lender Collateral.

         5.3      Bailee for Perfection; Collateral Account Controlling Party.

                  (a) The Senior Credit Agreement Agent agrees to hold the Common Collateral in its possession (or in the possession of its agents or bailees) as bailee for the Term Loan Agent and any assignee solely for the purpose of perfecting the security interest granted in such Common Collateral pursuant to the Term Loan Lender Collateral Documents, subject to the terms and conditions of this Section 5.3, and the Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby agrees that it shall have no right to hold any such Common Collateral or proceeds thereof so long as the Senior Credit Agreement Agent holds such collateral for such purpose. The Senior Credit Agreement Agent represents and warrants to the Term Loan Agent and the Term Loan Lenders on the date hereof that it has possession of the certificates representing all of the capital stock of PM&C specified on Exhibit A to the Term Loan Lender Pledge. The Term Loan Agent agrees to hold the Other Common Collateral and Pari Passu Common Collateral in its possession (or in the possession of its agents or bailees) as bailee for the Senior Credit Agreement Agent and any assignee solely for the purpose of perfecting the security interest granted in such Other Common Collateral and Pari Passu Common Collateral pursuant to the Senior Lender Collateral Documents, subject to the terms and conditions of this Section 5.3, and the Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, hereby agrees that it shall have no right to hold any such Other Common Collateral or Pari Passu Common Collateral or proceeds thereof so long as the Term Loan Agent holds such collateral for such purpose.

                  (b) Until the Discharge of Senior Lender Claims has occurred, the Senior Credit Agreement Agent shall be entitled to deal with the Common Collateral in accordance with the terms of the Senior Lender Documents. The rights of the Term Loan Agent with respect to the Common Collateral shall at all times be subject to the terms of this Agreement and to the Senior Credit

                                                                       EXHIBIT B
                                                                         Page 19

Agreement Agent's rights under the Senior Lender Documents. Until the Discharge of Term Loan Lender Claims has occurred, the Term Loan Agent shall be entitled to deal with the Other Common Collateral and Pari Passu Common Collateral in accordance with the terms of the Term Loan Lender Documents. The rights of the Senior Credit Agreement Agent with respect to the Other Common Collateral and Pari Passu Common Collateral shall at all times be subject to the terms of this Agreement and to the Term Loan Agent's rights under the Term Loan Lender Documents.

                  (c) The Senior Credit Agreement Agent shall have no obligation whatsoever to the Term Loan Agent or any Term Loan Lender to assure that the Common Collateral is genuine or owned by the Company or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.3. The duties or responsibilities of the Senior Credit Agreement Agent under this
Section 5.3 shall be limited solely to holding the Common Collateral in its possession as bailee for the Term Loan Agent for purposes of perfecting the Lien held by the Term Loan Agent until such time as the relevant collateral is sold or otherwise disposed of in accordance with this Agreement, and the Term Loan Agent and each Term Loan Lender waive all rights and remedies they may now or hereafter have against or with respect to the Senior Credit Agreement Agent, as bailee, to the extent such rights and remedies conflict with the terms of this Agreement. Nothing in this Section 5.3 shall be construed to limit the Senior Credit Agreement Agent's right to sell or dispose of Common Collateral without the consent of the Term Loan Agent or the Term Loan Lenders in accordance with this Agreement. The Term Loan Agent shall have no obligation whatsoever to the Senior Credit Agreement Agent or any Senior Lender to assure that the Other Common Collateral or Pari Passu Common Collateral is genuine or owned by the Company or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.3. The duties or responsibilities of the Term Loan Agent under this Section 5.3 shall be limited solely to holding the Other Common Collateral and Pari Passu Common Collateral in its possession as bailee for the Senior Credit Agreement Agent for purposes of perfecting the Lien held by the Senior Credit Agreement Agent until such time as the relevant collateral is sold or otherwise disposed of in accordance with this Agreement, and the Senior Credit Agreement Agent and each Senior Lender waive all rights and remedies they may now or hereafter have against or with respect to the Term Loan Agent, as bailee, to the extent such rights and remedies conflict with the terms of this Agreement. Nothing in this Section 5.3 shall be construed to limit the Term Loan Agent's right to sell or dispose of Other Common Collateral or Pari Passu Common Collateral without the consent of the Senior Credit Agreement Agent or the Senior Lenders in accordance with this Agreement.

         (d) The Senior Credit Agreement Agent shall not have by reason of the Term Loan Lender Pledge or this Agreement or any other document a fiduciary relationship or agency relationship in respect of the Term Loan Agent or any Term Loan Lender. The Term Loan Agent shall not have by reason of the Senior Lender Collateral Documents or this Agreement or any other document a fiduciary relationship or agency relationship in respect of the Senior Credit Agreement Agent or any Senior Lender.

         (e) Upon the Discharge of Senior Lender Claims, the Senior Credit Agreement Agent shall deliver to the Term Loan Agent any unsold Common Collateral or remaining proceeds together with any necessary endorsements (or otherwise allow such Term Loan Agent to obtain sole control of such Common Collateral) or as a court of competent jurisdiction may otherwise direct, and

                                                                       EXHIBIT B
                                                                         Page 20

the Senior Credit Agreement Agent covenants to take no action to release possession of any Common Collateral prior to the Discharge of Term Loan Lender Claims except to the Term Loan Agent pursuant to this Section 5.3(e) or otherwise prejudice the perfection or priority of the Term Loan Agent in such Common Collateral if there is a Default or Event of Default under the Term Loan Lender Documents and shall take all actions necessary to maintain the perfection and priority of the security interests in the Common Collateral. Upon the Discharge of Term Loan Lender Claims, the Term Loan Agent shall deliver to the Senior Credit Agreement Agent any unsold Other Common Collateral or Pari Passu Common Collateral or remaining proceeds together with any necessary endorsements (or otherwise allow such Senior Credit Agreement Agent to obtain sole control of such Other Common Collateral or Pari Passu Common Collateral) or as a court of competent jurisdiction may otherwise direct, and the Term Loan Agent covenants to take no action to release possession of any Other Common Collateral or Pari Passu Common Collateral prior to the Discharge of Senior Lender Claims except to the Senior Credit Agreement Agent pursuant to this Section 5.3(e) or otherwise prejudice the perfection or priority of the Senior Credit Agreement Agent in such Other Common Collateral or Pari Passu Common Collateral if there is a Default or Event of Default under the Senior Lender Documents and shall take all actions necessary to maintain the perfection and priority of the security interests in the Other Common Collateral and Pari Passu Common Collateral.

                  (f) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, hereby agrees that until the Discharge of Term Loan Lender Claims has occurred, the Term Loan Agent shall have the sole and exclusive right and authority to give entitlement orders to, and otherwise direct, the securities intermediary under the PSC Collateral Account and the L/C Collateral Account (each as defined in the Term Loan Agreement) pursuant to the PSC Collateral Account Control Agreement (as defined in the Term Loan Agreement) or any account control agreement with respect to the L/C Collateral Account (as the case may be) and the Senior Credit Agreement Agent and the Senior Lenders will not hinder, delay or interfere with the exercise of such rights by the Term Loan Agent in any respect except where the exercise of such rights conflicts with the provisions of this Agreement. The Term Loan Agent and the Senior Credit Agreement Agent hereby acknowledge that both the Term Loan Agent and the Senior Credit Agreement Agent have control over the PSC Collateral Account (as defined in the Term Loan Agreement) pursuant to the PSC Collateral Account Control Agreement (as defined in the Term Loan Agreement) in form and substance reasonably satisfactory to the Senior Credit Agreement Agent and the Term Loan Agent on the date of this Agreement. The Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby agrees that until the Discharge of Senior Lender Claims has occurred, the Senior Credit Agreement Agent shall have the sole and exclusive right and authority to give entitlement orders to, and otherwise direct, the securities intermediary under the Borrower Collateral Account (as defined in the Term Loan Agreement) pursuant to the Borrower Collateral Account Control Agreement (as defined in the Term Loan Agreement) and the Term Loan Agent and the Term Loan Lenders will not hinder, delay or interfere with the exercise of such rights by the Senior Credit Agreement Agent in any respect except where the exercise of such rights conflicts with the provisions of this Agreement. The Senior Credit Agreement Agent and the Term Loan Agent hereby acknowledge that both such agents have control over the Borrower Collateral Account (as defined in the Term Loan Agreement) pursuant to the Borrower Collateral Account Control Agreement (as defined in the Term Loan Agreement) in form and substance reasonably satisfactory to the Term Loan Agent and the Senior Credit Agreement Agent on the date of this Agreement.

                                                                       EXHIBIT B
                                                                         Page 21

         5.4      Expenses.

                  (a) PM&C acknowledges its obligation under the Senior Lender Documents to reimburse the Senior Credit Agreement Agent and the Senior Lenders for costs and expenses, and to indemnify and hold harmless the Senior Credit Agreement Agent and the Senior Lenders in accordance with the provisions of the Senior Lender Documents. PM&C hereby agrees and confirms that its obligations hereunder shall constitute an additional Senior Lender Claim under the Senior Lender Documents.

                  (b) The Company acknowledges its obligation under the Term Loan Lender Documents to reimburse the Term Loan Agent and the Term Loan Lenders for costs and expenses, and to indemnify and hold harmless the Term Loan Agent and the Term Loan Lenders in accordance with the provisions of the Term Loan Lender Documents. The Company hereby agrees and confirms that its obligations hereunder shall constitute an additional Term Loan Lender Claim under the Term Loan Lender Documents.

         5.5 Amendment to Term Loan Lender Documents. Term Loan Agent, on behalf of the Term Loan Lenders, agrees that neither of the Term Loan Agent nor any Term Loan Lender will agree to any material amendment to (i) Section 7.01 of the Term Loan Agreement to further limit the amount of indebtedness permitted to be incurred under the Senior Credit Agreement thereunder or (ii) Section 10.01(a) of the Term Loan Agreement on or after the date hereof without in each case obtaining the prior written consent of the Senior Credit Agreement Agent to such amendment.

         5.6 Acknowledgment of Payment. The Company and Term Loan Agent hereby acknowledge, for the benefit of PM&C and the Senior Credit Agreement Agent and Senior Lenders, that any payment on account of any indebtedness owed by PM&C to the Company made by PM&C into the PSC Collateral Account (as defined in the Term Loan Agreement) shall be deemed to have been applied immediately to the payment of such indebtedness.

         5.7 Tax Sharing Payments. The Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that notwithstanding anything to the contrary contained in this Agreement or the Term Loan Lender Documents, neither the Term Loan Agent nor the Term Loan Lenders shall foreclose or realize upon or otherwise set off or exercise remedies against any Tax Sharing Payments (as defined in the Term Loan Agreement) held in the PSC Collateral Account (as defined in the Term Loan Agreement) at any time after a Default or Event of Default has occurred under the Term Loan Agreement until the Discharge of Senior Lender Claims has occurred, and the Company at all times may withdraw amounts from the PSC Collateral Account to make Tax Sharing Payments until the Discharge of Senior Lender Claims has occurred.

                                                                       EXHIBIT B
                                                                         Page 22

                  Section 6.        Insolvency or Liquidation Proceedings.
                                    -------------------------------------

         6.1 Bankruptcy Proceedings. The Term Loan Agent, on behalf of itself and the Term Loan Lenders, agrees that in the event a proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against the Company or PM&C, without the prior written consent of the Senior Credit Agreement Agent and the Required Lenders, it shall not and hereby waives their right to (i) file any objection or in any other manner attempt to prevent the court conducting such proceeding from (and shall be deemed to have consented to such proceeding) (A) authorizing the Company or PM&C under Section 364 of the Bankruptcy Code (or the analogous provision of such other law) to incur secured indebtedness and priority administrative indebtedness ("DIP Financing") to the Senior Lenders (or any of them) or such lenders as are approved by Senior Credit Agreement Agent and the requisite number of Senior Lenders (the "DIP Lenders") for loans that may be made by the DIP Lenders to the Company or PM&C after the commencement and/or termination of such proceedings, and to secure the repayment and performance of such post-petition indebtedness (and interest thereon and costs and expenses in connection therewith) by granting to the DIP Lenders a first-priority security interest in and a first-priority lien on all or any part of the Common Collateral, (B) pursuant to Section 363 of the Bankruptcy Code (or the analogous provision of such other law), granting the DIP Lenders (or any of them) a first-priority security interest in and a first-priority lien on all the Common Collateral, (C) authorizing the Company or PM&C under the Bankruptcy Code to grant the Senior Lenders (or any of them) adequate protection, whether in the form of cash payments, accrued interest or otherwise, in connection with the use, sale or disposition of cash collateral or in connection with the transactions contemplated by clauses (A) and (B) hereof, (D) authorizing use of cash collateral supported by the Senior Credit Agreement Agent or the requisite number of Senior Lenders, or (E) authorizing sale of Common Collateral supported by the Senior Credit Agreement Agent or the requisite number of Senior Lenders or (ii)(x) seek in respect of any part of the Common Collateral or proceeds thereof or any Lien which may exist therein, any relief from or modification of the automatic stay as provided in Section 362 of the Bankruptcy Code or (y) seek adequate protection as provided in Section 363 of the Bankruptcy Code or the grant of a replacement Lien, to the extent that the granting of such adequate protection or the grant of a replacement Lien would materially adversely affect the rights of the Senior Lenders, including without limitation, the right to receive post-petition interest. In any proceeding described in this Section 6.1 in which the Term Loan Lenders have asserted claims against PM&C, until the Discharge of Senior Lender Claims has occurred, the Term Loan Lenders hereby (i) agree that they will not propose, support or accept any resolution, arrangement, plan or reorganization, compromise or settlement that provides for payment of any amount in cash in respect of the Term Loan Lender Claims from Common Collateral or proceeds therefrom unless the same provides for the Discharge of Senior Lender Claims and (ii) notwithstanding Section 1122 of the Bankruptcy Code, will not, without the prior written consent of Senior Credit Agreement Agent, consent to any resolution, arrangement, plan of reorganization, compromise or settlement that would place a claim or interest of the Term Loan Lenders in the same class as the claims and interests of the Senior Credit Agreement Agent and the Senior Lenders.

                                                                       EXHIBIT B
                                                                         Page 23

         6.2      Preference Issues.

                  (a) If any Senior Lender is required in any Insolvency or Liquidation Proceeding in respect of PM&C, the Company or otherwise to turn over or otherwise pay to the estate of the Company any amount in respect of Common Collateral or proceeds thereof (a "Common Collateral Recovery"), then the Senior Lender Claims shall be reinstated to the extent of such Common Collateral Recovery and the Senior Lenders shall be entitled to indefeasible payment in full cash of such Senior Lender Claims with respect to all such recovered amounts in respect of Common Collateral or proceeds thereof. If this Agreement shall have been terminated prior to such Common Collateral Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

If any Term Loan Lender is required in any Insolvency or Liquidation Proceeding in respect of the Company or otherwise to turn over or otherwise pay to the estate of the Company any amount in respect of Other Common Collateral or proceeds thereof (an "Other Common Collateral Recovery"), then the Term Loan Lender Claims shall be reinstated to the extent of such Other Common Collateral Recovery and the Term Loan Lenders shall be entitled to indefeasible payment in full in cash of such Term Loan Lender Claims with respect to all such recovered amounts in respect of Other Common Collateral or proceeds thereof. If this Agreement shall have been terminated prior to such Other Common Collateral Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

                  (b) If any Term Loan Lender or Senior Lender is required in any Insolvency or Liquidation Proceeding in respect of the Company or otherwise to turn over or otherwise pay to the estate of the Company any amount in respect of Pari Passu Common Collateral or proceeds thereof (a "Pari Passu Common Collateral Recovery"), then the Term Loan Lender Claims or Senior Lender Claims (as the case may be) shall be reinstated to the extent of such Pari Passu Common Collateral Recovery and the Term Loan Lenders or Senior Lenders (as the case may be) shall be entitled to indefeasible prorata payment in full in cash of such Term Loan Lender Claims or Senior Lender Claims (as the case may be) with respect to all such recovered amounts in respect of Pari Passu Common Collateral or proceeds thereof. If this Agreement shall have been terminated prior to such Pari Passu Common Collateral Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

                  Section 7.        Reliance; etc.
                                    -------------

         7.1 Reliance. The consent by the Senior Lenders to the grant to the Term Loan Agent on behalf of the Term Loan Lenders of a Lien on the Common Collateral and Pari Passu Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to PM&C shall be deemed to have been given and made in reliance upon this Agreement. The Term Loan Agent, on behalf of itself and the Term Loan Lenders, acknowledges that it and the Term Loan Lenders have, independently and without

                                                                       EXHIBIT B
                                                                         Page 24

reliance on the Senior Credit Agreement Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Term Loan Agreement, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Term Loan Agreement or this Agreement. The consent by the Term Loan Lenders to the grant to the Senior Credit Agreement Agent on behalf of the Senior Lenders of a Lien on the Other Common Collateral and Pari Passu Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Term Loan Lenders to the Company shall be deemed to have been given and made in reliance upon this Agreement. The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, acknowledges that it and the Senior Lenders have, independently and without reliance on the Term Loan Agent or any Term Loan Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Senior Credit Agreement, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Senior Credit Agreement or this Agreement.

                  The Senior Lenders, on the one hand, and the Term Loan Lenders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and PM&C and all endorsers and/or guarantors of the Senior Lender Claims and Term Loan Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Lender Claims and Term Loan Lender Claims. The Senior Credit Agreement Agent and the Senior Lenders shall have no duty to advise the Term Loan Lenders of information known to it or them regarding such condition or any such circumstances or otherwise. The Term Loan Agent and the Term Loan Lenders shall have no duty to advise the Senior Lenders of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Credit Agreement Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Term Loan Lenders, it or they shall be under no obligation (w) to make, and the Senior Credit Agreement Agent, and the Senior Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. In the event the Term Loan Agent or any of the Term Loan Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Senior Lenders, it or they shall be under no obligation (w) to make, and the Term Loan Agent, and the Term Loan Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or
(z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or its otherwise required to maintain confidential.

                                                                       EXHIBIT B
                                                                         Page 25

         7.2      No Warranties.

                  (a) The Term Loan Agent, on behalf of itself and the Term Loan Lenders, acknowledges and agrees that each of the Senior Credit Agreement Agent and the Senior Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Term Loan Lenders have in the Common Collateral or otherwise, except as expressly provided in this Agreement.

                  (b) The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, acknowledges and agrees that each of the Term Loan Agent and the Term Loan Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Term Loan Lender Documents, the ownership of any Other Common Collateral or Pari Passu Common Collateral or the perfection or priority of any Liens thereon. The Term Loan Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Term Loan Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Term Loan Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Senior Lenders have in the Other Common Collateral or Pari Passu Common Collateral or otherwise, except as expressly provided in this Agreement.

         7.3 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Credit Agreement Agent, the Senior Lenders, the Term Loan Agent and the Term Loan Lenders hereunder shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Lender Documents or any Term Loan Lender Documents;

                  (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or the Term Loan Lender Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Existing Credit Agreement or any other Senior Lender Document or any Term Loan Lender Document;

                  (c) any exchange of any security interest in any Common Collateral, Other Common Collateral, Pari Passu Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or the Term Loan Lender Claims or any guarantee thereof;

                  (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or PM&C; or

                                                                       EXHIBIT B
                                                                         Page 26

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or PM&C in respect of the Senior Lender Claims or the Term Loan Lender Claims or of the Senior Credit Agreement Agent, Senior Lenders, Term Loan Lenders or the Term Loan Agent in respect of this Agreement.

                  Section 8.        Miscellaneous.
                                    -------------

         8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Term Loan Lender Documents, the provisions of this Agreement shall govern.

         8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective (i) with respect to the Common Collateral, until the Discharge of Senior Lender Claims shall have occurred and (ii) with respect to the Other Common Collateral and Pari Passu Common Collateral, until the Discharge of Term Loan Lender Claims shall have occurred; provided, that (a) the obligations of the Senior Credit Agreement Agent and the Senior Lenders arising under this Agreement upon the Discharge of Senior Lenders Claims shall continue until such obligations have been fully satisfied in accordance with the terms of this Agreement and (b) the obligations of the Term Loan Agent and the Term Loan Lenders arising under this Agreement upon the Discharge of Term Loan Lender Claims shall continue until such obligations have been fully satisfied in accordance with the terms of this Agreement. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to the Term Loan Agent or any Term Loan Lender, to extend credit and other financial accommodations and lend monies to PM&C or for the benefit of the Company constituting Senior Lender Claims on the faith hereof, subject to the limitations contained in the Term Loan Agreement. The Term Loan Agent, on behalf of itself and the Term Loan Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. This is a continuing agreement of lien subordination and the Term Loan Lenders may continue, at any time and without notice to the Senior Credit Agreement Agent or any Senior Lender, to extend credit and other financial accommodations and lend monies to the Company constituting Term Loan Lender Claims on the faith hereof, subject to the limitations contained in the Senior Credit Agreement. The Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding in respect of the Company or PM&C.

         8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of the Term Loan Agent and the Senior Credit Agreement Agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company shall not have any right to amend, modify or waive any provision of this Agreement without the consent of the Term Loan Agent and the Senior Credit Agreement Agent nor shall any consent or signed writing be required of the Company to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of the Company hereunder shall be made without the consent of the Company.

                                                                       EXHIBIT B
                                                                         Page 27

         8.4 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 below for such party. Service so made shall be deemed to be completed four Business Days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         8.5 Notices. All notices to the Term Loan Lenders and the Senior Lenders permitted or required under this Agreement may be sent to the Term Loan Agent and the Senior Credit Agreement Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or four (4) Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         8.6 Further Assurances. Each of the parties hereto agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Senior Credit Agreement Agent or the Term Loan Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

         8.7 Governing Law. This Agreement shall be governed and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

         8.8 Successors and Assigns. This Agreement shall be binding upon the Senior Credit Agreement Agent, the Senior Lenders, the Term Loan Agent, the Term Loan Lenders, the Company and their respective successors and assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Credit Agreement Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Company, the Term Loan Agent and the Term Loan Lenders and their respective successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. Each Term Loan Lender, by accepting the benefits of the Term Loan Lender Documents, shall be deemed to have agreed to (i) be bound by the provisions of this Agreement and (ii) refrain from taking any action which the Term Loan Agent has agreed not to take, in its individual capacity or on any Term Loan Lender's behalf, in this Agreement. Each Senior Lender, by accepting the benefits of the Senior Lender Documents, shall be deemed to have agreed to (i) be bound by the provisions of this Agreement and (ii) refrain from taking any action which the Senior Credit Agreement Agent has agreed not to take, in its individual capacity or on any Senior Lender's behalf, in this Agreement.

                                                                       EXHIBIT B
                                                                         Page 28

         8.9 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

         8.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

         8.11 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

         8.12 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company shall include the Company as debtor and debtor-in-possession and any receiver or trustee for the Company in any Insolvency or Liquidation Proceeding. All references to PM&C and its subsidiaries shall include PM&C and its subsidiaries as debtor and debtor-in-possession and any receiver or trustee for PM&C and its subsidiaries in any Insolvency or Liquidation Proceeding.

                  [Remainder of page intentionally left blank.]

                                                                       EXHIBIT B
                                                                         Page 29

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                            DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                            Senior Credit Agreement Agent, on behalf of itself and the Senior Lenders

                            By:_____________________________________
                               Name:
                               Title:

                            Address:

                            60 Wall Street, 43rd Floor
                            New York, NY 10005
                            Attention:  Gregory P. Shefrin
                            Telecopy no.:  (212) 797-5690

                            DBS INVESTORS AGENT, INC., as Term Loan Agent, on behalf of itself and the Term
                            Loan Lenders

                            By:_____________________________________
                               Name: Jonathan I. Berger
                               Title:   President and Secretary

                            Address:

                            c/o Pegasus Partners II, L.P.
                            99 River Road
                            Cos Cob, CT  06807-2514
                            Attention:  Jonathan Berger
                            Telecopy no.:  (203) 629-0986

                            Company:

                            PEGASUS SATELLITE COMMUNICATIONS, INC.

                            By:_____________________________________
                               Name:
                               Title:

                            Address:

                            c/o Pegasus Communications Management Company 225 City Line Avenue
                            Bala Cynwyd, PA 19004
                            Attention:  Marshall W. Pagon
                            Telecopy no:  (610) 934-7072

                                                                       EXHIBIT B
                                                                         Page 30


                            PM&C:

                            PEGASUS MEDIA & COMMUNICATIONS, INC.

                            By:_________________________________
                               Name:
                               Title:

                            Address:

                            c/o Pegasus Communications Management Company 225 City Line Avenue
                            Bala Cynwyd, PA 19004
                            Attention:  Marshall W. Pagon
                            Telecopy no:  (610) 934-7072